                                                                   Exhibit 10.44

                                   $35,000,000


                      UNSECURED REVOLVING CREDIT AGREEMENT

                                      among

                      LEXINGTON CORPORATE PROPERTIES TRUST,
                      LEPERCQ CORPORATE INCOME FUND, L.P.,
                     LEPERCQ CORPORATE INCOME FUND II L.P.,
                             Jointly and Severally;

                                       and

                               FLEET NATIONAL BANK


                           Dated as of March 30, 2001

SECTION 1. DEFINITIONS ............................................................      1

  DEFINED TERMS ...................................................................      1

  1.2. COMPUTATION OF TIME PERIODS ................................................      1

  1.3. ACCOUNTING TERMS ...........................................................      1

  1.4. OTHER TERMS ................................................................      2

SECTION 2. AMOUNT AND TERMS OF LOANS ..............................................      2

  2.1. LOAN FACILITY ..............................................................      2

  2.2. AUTHORIZED AGENTS ..........................................................      2

  2.3. PROMISE TO REPAY; EVIDENCE OF INDEBTEDNESS; BORROWERS' OBLIGATIONS; ........      3

  2.4. JOINT AND SEVERAL LIABILITY OF THE BORROWERS AND GUARANTORS ................      5

  2.5. PROCEDURE FOR BORROWING UNDER THE REVOLVING CREDIT FACILITY ................      7

  2.6. INTENTIONALLY OMITTED ......................................................      8

  2.7. INTEREST ON THE LOANS AND OTHER OBLIGATIONS ................................      8

  2.8. DURATION AND DETERMINATION OF INTEREST PERIOD; DETERMINATION OF INTEREST ...      9

  2.9. OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS ................................     11

  2.10. COMPUTATION OF INTEREST AND FEES ..........................................     11

  2.11. PAYMENTS ..................................................................     11

  2.12. USE OF LOAN PROCEEDS AND LETTERS OF CREDIT ................................     13

  2.13. INCREASED COSTS ...........................................................     13

  2.14. CHANGE IN LAW RENDERING LIBOR LOANS UNLAWFUL ..............................     15

  2.15. LIBOR AVAILABILITY ........................................................     15

  2.16. INDEMNITIES ...............................................................     16

  2.17. FEES ......................................................................     16

  2.18. USURY .....................................................................     17

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  2.19. UNENCUMBERED ELIGIBLE PROPERTIES ..........................................     17

  2.20. WITHDRAWAL OF UNENCUMBERED ELIGIBLE PROPERTY ..............................     22

  2.21. EXCLUSION OF UNENCUMBERED ELIGIBLE PROPERTIES .............................     22

SECTION 3. LETTERS OF CREDIT ......................................................     22

  3.1. LETTERS OF CREDIT ..........................................................     22

SECTION 4. REPRESENTATIONS AND WARRANTIES .........................................     26

  4.1. FINANCIAL CONDITION ........................................................     26

  4.2. NO MATERIAL ADVERSE EFFECT .................................................     27

  4.3. EXISTENCE; BORROWER'S AND GUARANTOR'S COMPLIANCE WITH LAW ..................     27

  4.4. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS ..............................     27

  4.5. NO LEGAL BAR ...............................................................     28

  4.6. NO MATERIAL LITIGATION .....................................................     28

  4.7. NO DEFAULT .................................................................     28

  4.8. OWNERSHIP OF PROPERTY; LIENS ...............................................     28

  4.10. FEDERAL REGULATIONS .......................................................     30

  4.11. ERISA .....................................................................     30

  4.12. STATUS AS REIT ............................................................     31

  4.13. INVESTMENT COMPANY ACT ....................................................     31

  4.14. SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK AND PARTNERSHIP INTERESTS ........     31

  4.15. POLLUTION; HAZARDOUS MATERIALS ............................................     31

  4.16. DECLARATION OF TRUST, PARTNERSHIP AGREEMENT, ETC ..........................     32

  4.17. DISCLOSURES ...............................................................     32

  4.18. GUARANTORS ................................................................     32

SECTION 5. CONDITIONS PRECEDENT ...................................................     32

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  5.1. CONDITIONS TO LOANS ........................................................     32

  5.2. CONDITIONS PRECEDENT TO ALL SUBSEQUENT LOANS ...............................     35

SECTION 6. AFFIRMATIVE COVENANTS ..................................................     36

  6.1. FINANCIAL STATEMENTS .......................................................     36

  6.2. CERTIFICATES; OTHER INFORMATION ............................................     37

  6.3. PUNCTUAL PAYMENT ...........................................................     38

  6.4. PAYMENT OF OTHER OBLIGATIONS ...............................................     38

  6.5. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE ...........................     38

  6.6. LEASES .....................................................................     38

  6.7. MAINTENANCE OF PROPERTY, INSURANCE .........................................     39

  6.8. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS .....................     39

  6.9. NOTICES ....................................................................     39

  6.10. REIT REQUIREMENTS .........................................................     40

  6.11. ENVIRONMENTAL ACTIONS .....................................................     40

  6.12. CHANGES IN GAAP ...........................................................     41

  6.13. NYSE LISTING ..............................................................     42

  6.14. INTENTIONALLY OMITTED .....................................................     42

  6.15. MANAGEMENT OF BORROWER AND UNENCUMBERED ELIGIBLE PROPERTY .................     42

  6.16. SUBORDINATION OF PAYABLES TO AFFILIATES ...................................     42

  6.17. SUBORDINATED DEBT .........................................................     42

  6.18. ERISA NOTICES .............................................................     42

  6.19. ERISA COMPLIANCE ..........................................................     44

  6.20. PAYMENT OF TAXES AND CLAIMS ...............................................     44

  6.21. INTER-BORROWER OR GUARANTOR ADVANCES OF LOAN PROCEEDS .....................     44

  6.22. SOLVENCY OF GUARANTORS ....................................................     44

  6.23. NO AMENDMENTS TO CERTAIN DOCUMENTS ........................................     44

  6.24. YEAR 2000 .................................................................     44

SECTION 7. NEGATIVE COVENANTS .....................................................     45

  7.1. FINANCIAL COVENANTS ........................................................     45

  7.2. COVENANT CALCULATIONS ......................................................     46

  7.3. RESTRICTED PAYMENTS ........................................................     47

  7.4. DISSOLUTION; MERGER; SALE OF ASSETS; TERMINATION AND OTHER ACTIONS .........     47

  7.5. TRANSACTIONS WITH AFFILIATES ...............................................     47

  7.6. ACCOUNTING CHANGES .........................................................     47

  7.7. NO LIENS ...................................................................     47

  7.8. FISCAL YEAR ................................................................     47

  7.9. CHIEF EXECUTIVE OFFICE .....................................................     47

  7.10. SELF-DIRECTED REIT ........................................................     48

  7.11. LIMITATIONS ON CERTAIN ACTIVITIES .........................................     48

  7.12. DISTRIBUTIONS .............................................................     48

  7.13. ERISA .....................................................................     48

  7.14. COMPLIANCE WITH ENVIRONMENTAL LAWS ........................................     49

  7.15. LIMITATION ON DEBT AND ACTION .............................................     49

SECTION 8. EVENTS OF DEFAULT ......................................................     49

  8.1. EVENTS OF DEFAULT ..........................................................     49

  8.2. REMEDIES ...................................................................     51

  8.3. ANNULMENT OF ACCELERATION ..................................................     51

  8.4. COOPERATION BY EACH BORROWER AND GUARANTOR .................................     52

SECTION 9. INTENTIONALLY OMITTED ..................................................     52

SECTION 10. GENERAL ...............................................................     52

  10.1. AMENDMENTS AND WAIVERS ....................................................     52

  10.2 MARSHALING; PAYMENTS SET ASIDE .............................................     52

  10.3 COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES ...............................     52

  10.4 DISCLAIMER BY LENDER .......................................................     53

  10.5 NOTICES; CERTAIN PAYMENTS ..................................................     53

  10.6 NO WAIVERS; CUMULATIVE REMEDIES; ENTIRE AGREEMENT; HEADINGS ................     54

  10.7 SURVIVAL ...................................................................     54

  10.8 PAYMENT OF EXPENSES AND TAXES ..............................................     55

  10.9 FURTHER ASSURANCES .........................................................     55

  10.10 NO BROKERS ................................................................     55

  10.11 CONFIDENTIALITY ...........................................................     56

  10.12 CAPTIONS ..................................................................     56

  10.13 GENDER ....................................................................     56

  10.14 SUCCESSORS ................................................................     56

  10.15 ENTIRE AGREEMENT ..........................................................     56

  10.16 DELAY NOT WAIVER ..........................................................     56

  10.17 SETOFF ....................................................................     56

  10.18 SEVERABILITY ..............................................................     57

  10.19 LENDER'S RIGHT TO PARTICIPATE, ASSIGN AND PLEDGE ..........................     57
    10.19.1 LENDER'S RIGHT TO SELL A PORTION OF A LOAN TO A PROSPECTIVE PARTICIPANT     57
    10.19.2 LENDER'S RIGHT TO SELL A LOAN TO A THIRD PARTY ........................     57
    10.19.3 LENDER'S RIGHT TO PLEDGE ..............................................     58

  10.20 LOST OR DAMAGED LOAN DOCUMENTS ............................................     58

  10.21 CLAIMS AGAINST LENDER .....................................................     58

     10.21.1 BORROWERS MUST NOTIFY ................................................     58
     10.21.2 REMEDIES .............................................................     58

  10.22 TIME OF THE ESSENCE .......................................................     59

  10.23 PLACE OF DELIVERY .........................................................     59

  10.24 GOVERNING LAW .............................................................     59

  10.25 CONSENT TO JURISDICTION ...................................................     59

  10.26 JURY TRIAL WAIVER .........................................................     59

  10.27 USE OF PROCEEDS (REGULATION U) ............................................     60

  10.28 INTEGRATION ...............................................................     60

SECTION 11. THE BORROWERS' REPRESENTATIVE .........................................     60

  11.1. APPOINTMENT OF BORROWERS' REPRESENTATIVE ..................................     60

EXHIBITS

         EXHIBIT A    -     DEFINITIONS
         EXHIBIT B    -     FORM OF NOTE
         EXHIBIT C    -     FORM OF NOTICE OF BORROWING
         EXHIBIT D    -     FORM OF CERTIFICATE OF UNENCUMBERED
                            ELIGIBLE PROPERTIES
         EXHIBIT E    -     FORM OF NOTICE OF CONTINUATION/CONVERSION
         EXHIBIT F    -     LIST OF ENVIRONMENTAL REPORTS
         EXHIBIT G    -     RENT ROLL
         EXHIBIT H    -     ORGANIZATIONAL STRUCTURE AND RELATED MATTERS
         EXHIBIT I    -     CERTIFICATE OF COVENANT COMPLIANCE
         EXHIBIT J    -     FORM OF TENANT ESTOPPEL CERTIFICATE
         EXHIBIT K    -     ERISA MATTERS
         EXHIBIT L    -     FORM OF GUARANTY

SCHEDULES

         SCHEDULE 1        INITIAL APPROVED UNENCUMBERED ELIGIBLE
                           PROPERTIES AND THEIR OWNERS

                      UNSECURED REVOLVING CREDIT AGREEMENT
                           DATED AS OF MARCH 30, 2001


         This UNSECURED REVOLVING CREDIT AGREEMENT (the "AGREEMENT") is made as of the 30th day of March, 2001, by and among LEXINGTON CORPORATE PROPERTIES TRUST ("LEXINGTON"), LEPERCQ CORPORATE INCOME FUND L.P. ("LCIF") AND LEPERCQ CORPORATE INCOME FUND II L.P. ("LCIF II"), jointly and severally (collectively, the "BORROWERS" and individually, a "BORROWER") acting by and through LEXINGTON CORPORATE PROPERTIES TRUST ("BORROWERS' REPRESENTATIVE") and FLEET NATIONAL BANK, a national banking association ("LENDER"),

         WHEREAS, the Borrowers desire to obtain a Revolving Credit Commitment from Lender pursuant to which Lender will make Loans (as hereinafter defined) to and for the benefit of one or more of the Borrowers in an amount not to exceed $35,000,000 (minus the face amount of any Letter of Credit outstanding or requested hereunder) at any one time; and

         WHEREAS, Lender is willing, on the terms and conditions hereinafter set forth, to extend a Revolving Credit Commitment and to make Loans to and for the benefit of the Borrowers.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1.        DEFINITIONS

         1.1. DEFINED TERMS. As used in this Agreement all capitalized terms not otherwise defined shall have the meanings set forth on Exhibit A, applicable both to the singular and the plural forms of the terms defined.

         1.2. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING" and the words "TO" and "UNTIL" each mean "TO BUT EXCLUDING". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such subsequent period, provided that if such period commences on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Agreement, end on the last day of the calendar month.

         1.3. ACCOUNTING TERMS. Subject to Section 6.12, for purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

         1.4. OTHER TERMS. All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings assigned to such terms by the Uniform Commercial Code to the extent the same are defined therein.

         SECTION 2. AMOUNT AND TERMS OF LOANS

         2.1. LOAN FACILITY.

                  (a) AVAILABILITY. Subject to the terms and conditions set forth in this Agreement, Lender hereby agrees to make Revolving Credit Loans to any Borrower from time to time during the period from the Initial Funding Date to the Business Day next preceding the Revolving Credit Termination Date, in an amount not to exceed $35,000,000 (minus the face amount of any Letter of Credit requested or outstanding hereunder) at such time. Subject to the provisions of this Agreement, any Borrower may repay any outstanding Revolving Credit Loan on any day which is a Business Day and any amounts so repaid may be reborrowed by any Borrower, up to the amount available under this Section 2.1(a), at the time of such Borrowing, until the Business Day next preceding the Revolving Credit Termination Date.

                  (b) REVOLVING CREDIT TERMINATION DATE. The Revolving Credit Commitment shall terminate, and all outstanding Obligations shall be paid in full on the Revolving Credit Termination Date. Lender's obligation to make Loans shall terminate on the Business Day next preceding the Revolving Credit Termination Date.

         2.2. AUTHORIZED AGENTS. On the Closing Date and from time to time thereafter, the Borrowers' Representative shall deliver to the Lender a certificate from a Responsible Officer setting forth the names of the employees and agents authorized to request Loans and Letters of Credit for each Borrower and to request a conversion/continuation of any Loan and containing a specimen signature of each such employee or agent. The employees and agents so authorized shall also be authorized to act for any Borrower in respect of all other matters relating to the Loan Documents. The Lender shall be entitled to rely conclusively on such employee's or agent's authority to request such Loan or Letter of Credit or such conversion/continuation until the Lender receive written notice to the contrary. The Lender shall not have any duty to verify the authenticity of the signature appearing on any written Notice of Borrowing or Notice of Conversion/Continuation or any other document, and, with respect to an oral request for such a Loan or Letter of Credit or such conversion/continuation, the Lender shall have no duty to verify the identity of any person representing himself or herself as one of the employees or agents authorized to make such request or otherwise to act on behalf of such Borrower. Lender shall not incur any liability to any Borrower or any other Person in acting upon any telephonic or facsimile notice referred to above which the Lender believes to have been given by a person duly authorized to act on behalf of such Borrower and such Borrower hereby indemnifies and holds harmless the Lender from any loss or expense Lender might incur in acting in good faith as provided in this Section 2.2.

         2.3. PROMISE TO REPAY; EVIDENCE OF INDEBTEDNESS; BORROWERS'
              OBLIGATIONS;

                  JOINT AND SEVERAL LIABILITY.

                  (a) PROMISE TO REPAY. Each Borrower hereby, jointly and severally, agrees to pay when due the principal amount of each Loan, and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Note. Each Borrower shall execute and deliver to Lender on the Closing Date, a joint and several promissory note, substantially in the form of Exhibit B, with appropriate insertions, evidencing the Loans and thereafter shall execute and deliver such other promissory notes substantially in the form of Exhibit B as are necessary to evidence the Loans owing to the Lender after giving effect to any assignment thereof.

                  (b) LOAN RECORDS. Lender shall maintain in accordance with its usual practice a record (a "LOAN ACCOUNT") evidencing the Indebtedness of the Borrowers to Lender resulting from each Loan owing to Lender from time to time, including the amount of principal and interest payable and paid to Lender from time to time hereunder and under the Note.

                  (c) ENTRIES BINDING. The entries made in the Loan Account shall be conclusive and binding for all purposes, absent manifest error.

                  (d) BORROWERS' OBLIGATIONS.

                           (i) Upon any Event of Default each Borrower jointly,
severally and unconditionally promises to pay to the Lender such amounts as are necessary to cure the Event of Default or, at the option of the Lender as provided in Section 8.2, to pay the outstanding Obligations in full.

                           (ii) Each Borrower's Obligation is unconditional
except as expressly set forth herein, and each Borrower agrees that the Lender, upon the occurrence of an Event of Default, shall not be required to assert any claim or cause of action against the Borrowers' Representative or any other Borrower or Guarantor before asserting any claim or cause of action against a specific Borrower under this Agreement. Each Borrower further agrees that the Lender shall not be required to pursue or foreclose on any Collateral that it may receive from any Borrower or Guarantor as security for any of the Obligations before making a claim or asserting a cause of action against a specific Borrower under this Agreement.

                           (iii) Lender's failure to perfect (by recording or
otherwise), protect, secure or insure any security interest or lien in any Collateral given as security for the Obligations or any other collateral now or hereafter securing all or any part of the Obligations shall not release any Borrower from its liabilities and obligations under this Agreement.

                           (iv) Except as otherwise expressly provided herein or
in the Loan Documents, presentment, protest, demand, and notice of protest and demand, and notice of receipt of any and all Collateral, and of the exercise of possessory remedies or foreclosure on any and all Collateral received by Lender from any Borrower or Guarantor are hereby waived.

                           (v) No Borrower's Obligation under this Agreement
shall be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting any other Borrower or Guarantor or the Borrowers' Representative, or any of the assets belonging to any of them, nor shall this Agreement be affected, modified, or impaired by the invalidity of the Note or any of the other Loan Documents.

                           (vi) Without notice to any other Borrower or
Guarantor or the Borrowers' Representative, without the consent of a specific Borrower or Borrowers' Representative, the Lender may:

                                    (a) grant a specific Borrower or Guarantor
                           extensions of the time for payment of the Obligations or any part hereof;

                                    (b) renew any of the Obligations;

                                    (c) grant a specific Borrower or Guarantor
                           extensions of time for performance of agreements or other indulgences;

                                    (d) at any time release any Collateral, or
                           any mortgage, deed of trust or security interest in any Collateral, that may hereafter secure any of the Obligations;

                                    (e) compromise, settle, release, or
                           terminate any or all of the obligations, covenants, or agreements of any specific Borrower or Guarantor under the Note or other Loan Documents;

                                    (f) at any time release any Guarantor from
                           its Guaranty of any of the Obligations; and

                                    (g) with a specific Borrower's written
                           consent, modify or amend any obligation, covenant, or agreement of such Borrower as set forth in its Note or any of the other Loan Documents (and such amendments shall nevertheless be binding upon the other Borrowers).

                           (vii) This Agreement shall continue to be effective,
or be reinstated, as the case may be, if at time any whole or partial payment or performance of any Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or Guarantor upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Borrower or Guarantor or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made, in any case to the extent of the performance rescinded or payments restored or returned. This Agreement and each Borrower's Obligations hereunder shall not be affected in any way by the transfer or other disposition of any Collateral granted to Lender whether by deed, operation of law, or otherwise.

                           (viii) Notwithstanding any provision contained in
this Agreement or any Loan Document to the contrary, in the event of any bankruptcy or insolvency proceeding involving LCIF, LCIFII, or any Guarantor or in the event of any challenge to the full enforceability of all or any of the Loan Documents by any creditor of LCIF, LCIFII, or any Guarantor or a trustee, receiver or debtor-in-possession of, for or in respect of LCIF, LCIFII, or any Guarantor the liability of LCIF, LCIFII, or any Guarantor under the Loan Documents shall be limited to the lesser of the following amounts minus, in either case, one dollar ($1.00):

                  (a) the lowest amount which would render the undertakings of LCIF, LCIFII, or any Guarantor under the Loan Documents a fraudulent conveyance under the laws of the State of New York or other similar or analogous law or statute of the state having jurisdiction over the subject matter; or

                  (b) the lowest amount which would render the undertakings of LCIF, LCIFII, or any Guarantor under the Loan Documents a fraudulent transfer under Section 548 of the Bankruptcy Code of 1978, as amended.

        Section 2.3 (d) (viii) shall control every other provision of the Loan Documents except, however, this provision shall not be construed to prohibit a valuation of the assets of LCIF LCIFII, or any Guarantor for an amount exceeding
(a) or (b) above, minus $1.00, at a date subsequent to the date hereof, whereupon the individual liability of LCIF LCIFII, or any Guarantor under the Loan Documents shall increase with the value of such assets up to a maximum of $35,000,000.

         2.4 JOINT AND SEVERAL LIABILITY OF THE BORROWERS AND GUARANTORS.

                  (a) Each of the Borrowers and Guarantors is or will be accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and Guarantors and in consideration of the undertakings of each other Borrower and Guarantor to accept joint and several liability for the Obligations.

                  (b) Each of the Borrowers and Guarantors, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.4(b)), it being the intention of the parties hereto that all the Obligations shall be the joint and several

Obligations of each of the Borrowers and Guarantors without preferences or distinction among them.

                  (c) If and to the extent that any of the Borrowers or Guarantors shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, subject to the grace periods set forth therein, the other Borrowers and Guarantors will make such payment with respect to, or perform, such Obligation.

                  (d) The Obligations of each of the Borrowers and Guarantors under the provisions of this Section 2.4 constitute full recourse Obligations of each of the Borrowers and Guarantors enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

                  (e) Except as otherwise expressly provided in this Agreement or the other Loan Documents, each of the Borrowers and Guarantors hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement. Except as otherwise expressly provided in this Agreement or the other Loan Documents, each of the Borrowers and Guarantors hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lender at any time or times in respect of any default by any of the Borrowers or Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers or Guarantors. Without limiting the generality of the foregoing, each of the Borrowers and Guarantors assents to any other action or delay in acting or failure to act on the part of the Lender with respect to the failure by any of the Borrowers or Guarantors to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.4, afford grounds for terminating, discharging or relieving any of the Borrowers or Guarantors, in whole or in part, from any of its Obligations under this Section 2.4, it being the intention of each of the Borrowers and Guarantors that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrowers and Guarantors under this Section 2.4 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers and Guarantors under this Section 2.4 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers and

Guarantors or the Lender. The joint and several liability of the Borrowers and Guarantors hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers and Guarantors or the Lender.

                  (f) The provisions of this Section 2.4 are made for the benefit of the Lender and their permitted successors and assigns, and may be enforced against any or all of the Borrowers and Guarantors as often as occasion therefor may arise and without requirement on the part of the Lender first to marshal any of its claims or to exercise any of its rights against any other Borrower or Guarantor or to exhaust any remedies available to them against any other Borrower or Guarantor or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.4 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers or Guarantor or otherwise, the provisions of this Section 2.4 will forthwith be reinstated in effect, as though such payment had not been made.

         2.5. PROCEDURE FOR BORROWING UNDER THE REVOLVING CREDIT FACILITY.

                  (a) NOTICE OF BORROWING. Whenever any Borrower desires to borrow under Section 2.1, Borrowers' Representative shall deliver to Lender a notice of borrowing (a "NOTICE OF BORROWING") substantially in the form of Exhibit C accompanied by a Certificate of Unencumbered Eligible Properties no later than 10:00 A.M. (New York time) at least three (3) Business Days in advance of the proposed Funding Date for any Libor Loan and no later than the Business Day immediately preceding the proposed Funding Date for any Base Rate Loan. The Notice of Borrowing shall specify and include (as appropriate):

                           (i) the Borrower and proposed Funding Date (which
shall be a Business Day);

                           (ii) the amount of the proposed Borrowing (which
amount shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $100,000 in excess of that amount);

                           (iii) whether such Loans will be Base Rate Loans or
Libor Loans and, if Libor Loans are specified, the initial Interest Period requested for such Libor Loans;

                           (iv) the account into which the net proceeds of the
requested Borrowing are to be credited;

                           (v) a statement as to whether the representations and
warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Borrowing;

                           (vi) a statement as to whether any Default or Event
of Default has occurred and is continuing or would result from the proposed Borrowing; and

                           (vii) a statement as to whether the Borrowers have
met and maintained the Preferred Interest Rate Standard and if so for what period of time.

        If Borrowers' Representative fails to specify the type of Revolving Credit Loan (i.e. Base Rate Loan or Libor Loan) or an initial Interest Period, Borrowers' Representative will be deemed, in each case, to have requested a Base Rate Loan.

                  (b) MAKING OF REVOLVING CREDIT LOANS. Subject to the fulfillment of the conditions precedent set forth in Section 5.1 or Section 5.2, as applicable, the Lender shall make the proceeds of each Loan available to the Borrowers' Representative at the Lender's office in Boston, Massachusetts on such Funding Date and shall disburse such proceeds in accordance with the Borrowers' Representative's disbursement instructions set forth in the applicable Notice of Borrowing.

         2.6. INTENTIONALLY OMITTED.

         2.7. INTEREST ON THE LOANS AND OTHER OBLIGATIONS.

                  (a) GENERALLY. Each Revolving Credit Loan shall be (i) a Libor Loan or a Base Rate Loan as selected or deemed to have been selected by Borrowers' Representative initially at the time a Notice of Borrowing is given pursuant to Section 2.5(a); or (ii) as selected pursuant to Section 2.8(c); except in each case for any portion of a Libor Loan which is converted to a Base Rate Loan pursuant to Section 2.1 or 2.5. All Loans and the outstanding principal balance of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full but excluding the date of repayment (whether by acceleration or otherwise), at the interest rates specified as follows (the "APPLICABLE RATE"):

                           (iii) in the case of a Libor Loan, at an interest
rate per annum for and during each Interest Period equal to the Libor Rate for such Interest Period; and

                           (iv) in the case of the Base Rate Loan or any other
Obligation, at an interest rate per annum equal to the Base Rate in effect from time to time.

The applicable basis for determining the rate of interest on the Loans shall be selected by the Borrowers' Representative at the time a Notice of Borrowing or a Notice of Conversion/Continuation is delivered by the Borrowers' Representative to the Lender; provided, however, the Borrowers' Representative may not select the Libor Rate as the applicable basis for determining the rate of interest on any Loan if at the time of such selection a Default or Event of Default would occur from such Borrowing or conversion or continuation or has occurred and is continuing and provided further that, from and after the occurrence and during the continuance of an Event of Default, each Libor Loan then outstanding may, at the Lender's option, convert to a Base Rate Loan. If on any day any Revolving Credit Loan is outstanding with respect to which a Notice of Continuation/Conversion has not been delivered to the Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest on that day, then for that day interest on that Revolving Credit Loan shall be determined by reference to the Base Rate.

                  (b) INTEREST PAYMENTS. (i) Interest accrued on each Loan shall be payable in arrears (A) on each Interest Payment Date, (B) upon the payment or prepayment thereof in full or in part, and (C) if not previously paid in full, (whether by acceleration or otherwise) on the Revolving Credit Termination Date.

                           (ii) Interest accrued on the principal balance of any
outstanding Reimbursement Obligation shall be calculated on the last day of each calendar month and shall be payable in arrears (A) on the first day of the calendar month, commencing on the first such day following the incurrence of such Reimbursement Obligation, (B) upon repayment thereof in full or in part, and (C) if not previously paid in full, at the time such other Reimbursement Obligations become due and payable (whether by acceleration or otherwise).

                  (c) LATE CHARGE; DEFAULT INTEREST. If any payment of principal or interest on any portion of a Loan or any other Obligation becoming due hereunder or under any of the Loan Documents is not made within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers during the term of the Loan shall be at the Lender's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable. All payments due under this Section 2.7(c) shall be payable upon demand.

         2.8. DURATION AND DETERMINATION OF INTEREST PERIOD; DETERMINATION OF INTEREST RATE; CONTINUATION/CONVERSION OF LOANS.

                  (a) DURATION AND DETERMINATION OF INTEREST PERIOD. Each notice as set forth in Section 2.5(a) (with respect to a Borrowing of Libor Rate Loans) or Section 2.8(c) (with respect to a conversion into or continuation of Libor Loans) shall designate an Interest Period, provided, that no more than six (6) Interest Periods shall be in effect at any one time for any Libor Loans or Base Rate Loans or any combination of the two.

            (b) DETERMINATION OF INTEREST RATE. As soon as practicable on the second Business Day prior to the first day of each Interest Period in the case of a Libor Rate Loan (the "Interest Rate Determination Date"), the Lender shall determine (pursuant to the procedures set forth in the definition of Libor Base in the case of a Libor Rate Loan) the interest rate which shall apply to the Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers' Representative and to each Lender. The Lender's determination shall be presumed to be correct, absent manifest error, and shall be binding upon each Borrower. Any failure by Lender to take into account any reserve percentage when calculating interest due on Libor Loans shall not constitute, whether by course of dealing or otherwise, waiver by such Lender of its right to collect such amount for any future period.

            (c) CONVERSION/CONTINUATION OF LOANS.

                  (i) Subject to the provisions of Sections 2.14 and 2.15, Borrowers' Representative shall have the option (A) to convert at any time all or any part of outstanding Base Rate Loans to Libor Loans or (B) to convert all or any part of outstanding Libor Loans having Interest Periods which expire on the same date to Base Rate Loans on such expiration date; or (C) to continue all or any part of outstanding Libor Loans having Interest Periods which expire on the same date as Libor Loans, and the succeeding Interest Period of such continued Libor Loans shall commence on such expiration date; provided, however, no such outstanding Libor Loan may be continued as, or be converted into, a Libor Loan (i) if the continuation of, or the conversion into, would violate any of the provisions of Section 2.14 or 2.15 or (ii) if a Default or Event of Default would occur as a result thereof or has occurred and is continuing. Any conversion into or continuation of Libor Rate Loans under this Section 2.8(c) shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess of that amount.

                  (ii) To convert or continue a Loan Borrowers' Representative shall deliver a Notice of Continuation/Conversion substantially in the form of Exhibit E to Lender no later than 10:00 A.M. (New York City time) at least three
(3) Business Days in advance of the proposed continuation/conversion date in the case of a conversion to, or a continuation of, Libor Loans or at least one (1) Business Day in advance of the proposed continuation/conversion date in the case of a conversion to a Base Rate Loan. A Notice of Continuation/Conversion shall specify (A) the proposed continuation/conversion date (which shall be a Business
Day), (B) the principal amount of the Loans to be continued/converted, (C) whether such Loan shall be converted and/or continued, (D) in the case of a continuation of, or conversion to, a Libor Loan, the requested Interest Period, and (E) that no Default or Event of Default has occurred and is continuing or would result from the proposed continuation/conversion and (F) a statement as to whether the Borrowers have met and maintained the Preferred Interest Rate Standard and if so for what period of time.

      Except as otherwise provided in Sections 2.14 and 2.15, a Notice of Continuation/Conversion shall be irrevocable on and after the related Interest Rate Determination

Date, and Borrowers shall be bound to effect a continuation and/or conversion (as applicable) in accordance therewith.

      If Borrowers' Representative fails to give a valid Notice of Continuation/Conversion in respect of any portion of a Libor Loan which is not repaid in accordance with the terms hereof at the end of the relevant Interest Period, such portion shall be converted automatically into a Base Rate Loan; provided that if Borrowers' Representative subsequently gives a valid Notice of Continuation/Conversion in respect of such Base Rate Loan, it shall be converted into a Libor Loan in accordance with the requirements for a continuation/conversion under this Section 2.8.

      2.9. OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS.

            (a) Subject to Section 2.9(c), Borrowers may, at their option, prepay any Loans on (i) the last day of the applicable Interest Period, in whole or in part, without premium or penalty or additional cost or expense, or (ii) any other time subject to the indemnification obligations contained in Section 2.16; upon, in each case, at least three (3) Business Days' prior written notice to Lender, specifying the amount of prepayment. Base Rate Loans may be prepaid without premium or penalty or additional cost or expense at any time. Each notice of prepayment pursuant to this clause (a) shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to such date on the Loans and all amounts (if any) payable pursuant to Section 2.16. Partial prepayments of the Loans pursuant to this clause (a) shall be in an aggregate principal amount of $100,000 or an integral multiple thereof.

            (b) The Loans shall be subject to certain mandatory repricing pursuant to and upon the occurrence of the events described in the provisions of Sections 2.14 and 2.15.

            (c) Subject to the provisions of Section 2.11, Borrowers' Representative may designate the application of any prepayments to be applied to principal on the Revolving Credit Loans to the Libor Loans or Base Rate Loans as it may select, provided that if Borrowers' Representative does not designate such application, such prepayments shall be applied (i) first to outstanding Base Rate Loans, and (ii) second to outstanding Libor Loans.

      2.10. COMPUTATION OF INTEREST AND FEES. Interest, fees and other amounts calculated on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, however, if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on such Loan.

      2.11. PAYMENTS.

            (a) MANNER AND TIME OF PAYMENT. All payments of principal of and interest on the Loans and Reimbursement Obligations and other Obligations (including, without limitation, fees and expenses) which are payable to the Lender shall be made without condition or reservation of right, in immediately available funds, delivered to the Lender not later than 3:00 p.m. (New York time) on the date and at the place due, to such account of the Lender as it may designate, for the account of the Lender and funds received by the Lender, including, without limitation, funds in respect of any Loans to be made on that date, not later than 3:00 p.m. (New York time) on any given Business Day shall be credited against payment to be made that day and, for purposes of calculation of interest, funds received by the Lender after that time shall be deemed to have been paid on the next succeeding Business Day.

            (b) APPORTIONMENT OF PAYMENTS. (i) All payments of principal and interest in respect of outstanding Libor Loans and Base Rate Loans, all payments in respect of Reimbursement Obligations shall be applied in the following order:

                        (A) First, to pay principal of and interest on Letter of
                  Credit Obligations (or, to the extent such Obligations are contingent, deposited with the Lender to provide cash collateral in respect of such Obligations which cash collateral shall be released and applied in accordance with the provisions of this Section 2.11(b) in the event such Letter of Credit shall expire undrawn upon);

                        (B) Second, to pay Obligations in respect of any fees,
                  expenses reimbursements or indemnities then due to the Lender;

                        (C) Third, to pay interest due in respect of Loans;

                        (D) Fourth, to the ratable payment or prepayment of
                  principal outstanding on Loans; and

                        (E) Fifth, to the ratable payment of all other
                  Obligations.

                  (iii) The Lender, in its sole discretion subject only to the terms of this Section 2.11(b)(iii), may pay from the proceeds of Loans made to the Borrower hereunder if made pursuant to a deemed request as provided in this
Section 2.11(b)(iii), all amounts payable by the Borrower hereunder, including, without limitation, amounts payable with respect to payments of principal, interest, Reimbursement Obligations and fees and all reimbursements for expenses pursuant to Section 10.12 in any case, after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts. Each Borrower hereby irrevocably authorizes the Lender to make Loans, which Loans shall be Base Rate Loans, in each case, upon notice from the Lender as described in the following sentence for the purpose of paying principal, interest, Reimbursement Obligations and fees due from any Borrower, reimbursing expenses pursuant to Section 10.12 and paying any and all other amounts due and payable by any Borrower hereunder, under the Note or under any other Loan Document, from and after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts, and agrees that all such Loans so made shall be deemed to have been requested by it pursuant to Section 2.1 as of the date of the aforementioned notice. Any Loans made under this Section 2.11(b)(iii) shall cure the Event of Default for which such Loans were advanced to the extent such Event of Default can be cured by the payment of money and the making of such a Loan does not create a Default or Event of Default.

            (c) PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made by any Borrower hereunder or under the Note is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day (or, as set forth in Section 2.7(b), the next preceding Business
Day), and any such extension of time shall be included in the computation of the payment of interest and fees hereunder.

      2.12. USE OF LOAN PROCEEDS AND LETTERS OF CREDIT. Except for any amounts advanced by Lender under Section 2.11(b)(iii), the proceeds of the Loans and the Letters of Credit issued for the account of any Borrower hereunder shall be used directly (or indirectly in the case of Letters of Credit) only (i) to refinance existing indebtedness; (ii) to provide financing for income-producing properties; (iii) to fund leasehold improvements, renovation, expansion and construction of income-producing properties; or (iv) for working capital purposes.

      2.13. INCREASED COSTS.

            (a) If any change in existing law or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (i) subject Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Loan Documents, Revolving Credit Commitment or the Loans (other than Excluded Taxes); or

                  (ii) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to Lender of the principal of or the interest on any Loans or any other amounts payable to Lender under this Agreement or the other Loan Documents; or

                  (iii) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of Lender; or

                  (iv) impose on any party any other conditions or requirements with respect to this Agreement, the Loan Documents, the Loans, the Revolving Credit Commitment, or any class of loans or commitments of which any of the Loans or the Revolving Credit Commitment forms a part;

and the result of any of the foregoing is:

                                   (A) to increase the cost to Lender of making,
                        funding, issuing, renewing, extending or maintaining any of the Loans; or

                                   (B) to reduce the amount of principal,
                        interest or other amount payable to such Lender hereunder; or

                                   (C) to require Lender to make any payment or
                        to forgo any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by Lender from the Borrowers hereunder;

then, and in each such case, the Borrowers will, within thirty (30) days after written demand made by Lender at any time and from time to time and as often as the occasion therefor may arise, pay to Lender, such additional amounts as Lender shall determine in good faith will be sufficient to compensate Lender for such additional cost, reduction, payment or foregone interest or other sum. It is agreed that Lender shall make a reasonable allocation of additional costs, reductions, payments or foregone interest amounts or other sums among its Loans made hereunder and loans to other borrowers affected thereby; shall treat the Borrowers hereunder in a manner substantially the same as its treatment of its other customers under other loan facilities affected thereby and shall notify Borrowers' Representative of any such event as soon as reasonably possible after Lender's discovery thereof.

            (b) If any change in existing law or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and as a result thereof a Lender determines in good faith that the amount of capital required to be maintained by it must be increased as a result of the Loans made or deemed to be made pursuant hereto, then such Lender shall notify the Borrowers' Representative of such fact as soon as reasonably possible after the discovery thereof, and the Borrowers' Representative shall pay to Lender from time to time within 30 days after written demand, as an additional fee payable hereunder, such amount as Lender shall determine in good faith and certify in a notice to the Borrowers' Representative to be an amount that will adequately compensate such Lender in light of these circumstances for its increased costs of maintaining such capital.

      2.14. CHANGE IN LAW RENDERING LIBOR LOANS UNLAWFUL. Notwithstanding anything to the contrary herein contained, in the event that any Requirements of Law or any change in any existing Requirements of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, shall make it unlawful for Lender to fund any portion of the Libor Loans or to give effect to its obligations as contemplated hereby with respect to its making Libor Loans Lender shall, upon the happening of such event, notify Borrowers' Representative thereof in writing stating the reason therefor and the effective date of such event, and upon the effectiveness of any such event the obligation of Lender to make or maintain its Libor Loans to any Borrower shall forthwith be suspended for the duration of such illegality and during such illegality Lender shall, upon payment of any amounts owing under Section 2.16 with respect to such conversion, convert its share of the Libor Loans to (upon effectiveness of any such event and during the continuance of such event) Base Rate Loans. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and Lender shall notify Borrowers' Representative that the Base Rate Loan into which such share of the Libor Loans was converted pursuant to this Section
2.11 was converted to a Libor Loan, respectively, on the first day of the next succeeding Interest Period.

      2.15. LIBOR AVAILABILITY. In the event, and on each occasion, that on the Business Day two Business Days prior to the commencement of any Interest Period for the Libor Loans, Lender shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that U.S. Dollar deposits in the amount of the principal amount of the Libor Loans which is to have such Interest Period are not generally available in the London interbank market, or that the rate at which such U.S. Dollar deposits are being offered will not accurately reflect the cost to Lender making or funding such principal amount of such Libor Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Libor Rate, Lender shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Representative and (i) such principal amount of such Libor Loans shall automatically be converted, as of the last day of the Interest Period during which such determination is made, to Base Rate Loans and (ii) any request by Borrowers' Representative for such Libor Loans pursuant to Section 2.5 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Lender to Borrowers' Representative) be deemed a request for the making of Base Rate Loans. If at any time Lender shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that any contingency has occurred which adversely affects the London interbank market or that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof, in any case adopted, issued or effective after the date hereof, or other circumstance affecting Lender or the London interbank market makes the funding of the Libor Loans impracticable, Lender shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Representative and (i) the Libor Loans shall automatically be converted, as of the last day of each Interest Period during which such determination is made and in each case in respect of the principal amount of the Libor Loans having an Interest Period ending on such date, to Base Rate Loans and (ii) any request by Borrowers' Representative for the Libor Loans pursuant to

Section 2.5 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Lender to Borrowers'
Representative), be deemed a request for the making of Base Rate Loans. Upon such circumstances no longer existing, Borrowers' Representative may thereafter request Libor Loans in accordance with the terms hereof.

      2.16. INDEMNITIES. Each Borrower hereby jointly and severally agrees to indemnify Lender on demand against any actual loss or expense (including but not limited to any loss or expense sustained or incurred in liquidating or employing or redeploying deposits from third parties acquired to effect or maintain any Loan or any portion thereof other than loss of profit or margin) and reasonable administrative costs which any Lender or its branch or Affiliate may sustain or incur as a consequence of (i) any default in payment or prepayment of the principal amount of any Loan or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise), (ii) the effect of the occurrence of any Event of Default upon any Loan, (iii) the payment or prepayment of any principal amount of any Loan or the conversion of any portion of any Libor Loan to Base Rate Loans on any day other than the last day of an Interest Period or the payment of any interest on such Loan, or portion thereof, on a day other than an Interest Payment Date for the Loan or (iv) any failure of any Borrower to accept or make a Borrowing of the Loans or continue or convert a Loan after delivery of a notice requesting a Loan under Section 2.5 or, as the case may be, a notice requesting a continuation or conversion under Section 2.8(c) or any failure by any Borrower to satisfy any of the conditions precedent to the making of Loans hereunder after it has requested the borrowing thereof (other than any such conditions that are waived in accordance with the provisions hereof). The determination of Lender of any amount payable under this Section 2.16 shall, in the absence of manifest error, be conclusive and binding upon each Borrower.

      2.17. FEES.

            (a) STANDBY FEE. The Borrowers' Representative shall pay to the Lender an annual fee (the "STANDBY FEE"), on the daily amount by which the Revolving Credit Commitment exceeds the Outstanding Amount, for the period commencing on the Closing Date and ending on the Revolving Credit Termination Date, such fee being payable quarterly, in arrears, commencing on the first day of the calendar quarter next succeeding the Closing Date. If the Outstanding Amount equals or exceeds 50% of the Revolving Commitment the Standby Fee shall be fifteen (15) basis points (.15%) per annum of the daily unused portion of the Maximum Revolving Credit Commitment. If the Outstanding Amount is less than 50% of the Maximum Revolving Commitment, the Standby Fee shall be twenty five (25) basis points (.25%) per annum of the daily unused portion of the Maximum Revolving Credit Commitment.

            (b) LETTER OF CREDIT FEE. In addition to any charges paid pursuant to Section 3.1(g), the Borrowers' Representative shall pay to the Lender a fee (the "LETTER OF CREDIT FEE") accruing at a per annum rate equal to the undrawn face amount of each outstanding Letter of Credit multiplied by the Applicable Libor Margin and payable monthly, in advance, on the date such Letter of Credit is issued and the first day of each calendar month thereafter; provided, however, upon the occurrence of an Event of Default and for so long thereafter as such Event of Default shall be continuing, the rate at which the Letter of Credit Fee shall accrue and be payable shall be equal to three percent (3%) per annum.

            (c) COMMITMENT FEE. Borrowers jointly and severally agree to pay to the Lender a commitment fee (the "COMMITMENT FEE") as set forth in that certain letter agreement dated December 4, 2000, as revised on March 28, 2001 between the Borrowers' Representative and the Lender.

            (d) CALCULATION AND PAYMENT OF FEES. The Standby Fee shall be calculated on the basis of the actual number of days elapsed in a 360 day year. All such fees shall be payable in addition to, and not in lieu of, interest, expense reimbursements, indemnification and other Obligations. All fees shall be payable to the Lender in immediately available funds and shall be fully earned and nonrefundable when paid. All fees specified or referred to in this Agreement due to the Lender, including, without limitation, those referred to in this
Section 2.17, shall bear interest at the interest rate specified in Section 2.7(c) upon the occurrence and during the continuance of an Event of Default with respect to the nonpayment thereof and shall constitute Obligations.

      2.18. USURY. All agreements between Borrower, each Guarantor and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of each Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents or the Security Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal debt balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between each Borrower, each Guarantor and the Lender.


      2.19. UNENCUMBERED ELIGIBLE PROPERTIES.


            (a) "UNENCUMBERED ELIGIBLE PROPERTY" means a Property which is and continues to be at all times:

                  (i) wholly owned in fee simple or ground leased pursuant to a Financeable Ground Lease by a Borrower or Guarantor; and

                  (ii) unencumbered, free and clear of any Liens and other matters effecting title other than for Permitted Exceptions and Customary Permitted Liens; and

                  (iii) leased by Borrower or Guarantor to a single Class I or Class II Credit Tenant subject to an Approved Lease; and

                  (iv) shall not be used for the following purposes: restaurants, hotels, movie theaters, parking facilities (except for on-site parking made available to tenants and visitors of the Property), car dealerships, gambling enterprises, convenience stores or gas stations or any other purpose which is not acceptable to the Lender; it being acknowledged and agreed by the Lender that the following uses shall be permitted uses hereunder: office, retail, industrial, warehouse, distribution, research and development or data processing.

            (b) In addition, no Property shall be accepted as or continue to be an Unencumbered Eligible Property unless the following are true, correct and accurate in all material respects:

            (i) TITLE. The Borrower or Guarantor owning or ground leasing such Property has good, record, marketable and indefeasible Fee Interest or Leasehold Interest in such Property except for Permitted Exceptions and Customary Permitted Liens.

            (ii) LEASES. Each of the Approved Leases and each Financeable Ground Lease is in full force and effect and is a legally valid and binding obligation of the Borrower or Guarantor who owns the Property and the other parties thereto. None of the Approved Leases or any Financeable Ground Lease has been amended, modified or terminated, nor has there been any change in or waiver of any obligation contained in any such Approved Lease or Financeable Ground Lease nor any set-off or counterclaim asserted by any tenant (or landlord) that in any such case could result in a MAC. Such Borrower or Guarantor has not mortgaged, pledged or otherwise encumbered any Approved Lease or Financeable Ground Lease or its right to obtain rental, interest or other payments under any Approved Lease. Rent has not been collected more than 30 days in advance (except for security deposits in an amount not in excess of one month's installment of rent). No material default beyond any applicable grace period or notice of termination under any Approved Lease or Financeable Ground Lease is outstanding. Such Borrower or Guarantor has performed all of its material repair and maintenance obligations (if any) and, to the knowledge and belief of such Borrower or Guarantor, each tenant under each Approved Lease and each ground lessor under any Financeable Ground Lease has performed all of its material repair, maintenance or other obligations.

            (iii) SURVEYS. There have not been any encumbrances, encroachments or other survey matters materially and adversely affecting such Property after the date of the most recent Survey of such Property furnished to Lender that would result in a change to such Survey.

            (iv) OFF-SITE UTILITIES. All water, sewer, electric, gas, telephone and other utilities are available to be installed or installed to the property lines of such Property and, except in the case of drainage facilities, are connected to the Buildings located thereon with valid permits and are adequate to service the Buildings in material compliance with applicable law; and the Buildings are properly and legally connected directly to, and served exclusively by, public water and sewer systems. No easements over land of others are required for any such utilities, and no drainage of surface or other water across land of others is required except in either case as disclosed in the Title Policy or the Surveys accepted by Lender.

            (v) ACCESS; ETC. The streets abutting such Property are public roads, to which the Property has direct access by trucks and other motor vehicles and by foot, or are private ways (with direct access by trucks and other motor vehicles and by foot to public roads) to which the Property has direct access without charge or liability for maintenance or repair except as required in connection with the payment of association or owner's fees pursuant to recorded instruments. No easements over land of others are required for such means of access and egress except as disclosed in the Title Policy or Surveys.

            (vi) INDEPENDENT BUILDINGS. The Buildings are fully independent in all respects from any other buildings or improvements not located on the Property including, without limitation, in respect of structural integrity, heating, ventilating and air conditioning, plumbing, mechanical and other operating and mechanical systems, all of which are connected directly to off-site utilities located in recorded easements or public streets or ways. The Buildings are located on lots which are separately assessed for purposes of real estate tax assessment and payment. The Buildings, all Building Service Equipment and all paved or landscaped areas related to or used in connection with the Buildings are located wholly within the perimeter lines of the lot or lots on which the Properties are located except any real property covered by any easement benefiting the Property or as disclosed in the Surveys.

            (vii) CONDITION OF BUILDING; NO ASBESTOS. There are no material defects in the roof, foundation, structural elements and masonry walls of the Buildings or their heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems or their Building Service Equipment; the Buildings are fully sprinklered; and no asbestos is located in or on the Buildings except as may be disclosed in the Environmental Reports.

            (viii) BUILDING COMPLIANCE WITH LAW; PERMITS. The Buildings as presently constructed and used do not materially violate any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health and sanitation; zoning laws permit use of the Buildings for their current use; there is a sufficient number of parking spaces on the lot or lots on which the Property is located or on any real property covered by any easement benefiting such Property or to permit the Buildings to be used under the zoning laws for their current use; and all private ways providing access to such Property are zoned in a manner which will permit access to the Buildings over such ways by trucks and other commercial and industrial vehicles. All permits (collectively, the "PERMITS") required for the operation and maintenance of the Property, including without limitation, building permits, curb-cut permits, water connection permits, sewer extension or connection permits and other permits (if any) required under the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended (including, without limitation a so-called "404 PERMIT"), and by state law or regulations consistent with the requirements of said Acts, have been validly issued by the appropriate Governmental Authority and are now in full force and effect.

            (ix) NO REQUIRED REAL PROPERTY CONSENTS, PERMITS, ETC. No Borrower or Guarantor has received any notice of, nor has any knowledge of, any Permits, utility installations and connections (including, without limitation, drainage facilities, curb cuts and street openings), or private consents required for the maintenance, operation, servicing and use of such Property for its current use which have not been granted, effected, or performed and completed (as the case may be) or any fees or charges therefor which have not been fully paid.

            (x) SUITS; JUDGMENTS. There are no outstanding notices, suits, orders, decrees or judgments relating to zoning, building use and occupancy, subdivision control, fire protection, health, sanitation, or other violations affecting, against, or with respect to, such Property or any part thereof.

            (xi) INSURANCE. No Borrower or Guarantor has received any notices from any insurer or its Lender requiring performance of any work with respect to such Property.

            (xii) REAL PROPERTY TAXES; SPECIAL ASSESSMENTS. There are no unpaid or outstanding real estate or other taxes or assessments on or against such Property or any part thereof (except only real estate taxes not yet due and payable). There are no betterment assessments or other special assessments presently pending with respect to any portion of such Property and no Borrower or Guarantor has received any notice of any such special assessment being contemplated.

            (xiii) HISTORIC STATUS. No Building is a historic structure or landmark, and no Property is within any historic district pursuant to any federal, state or local law or governmental regulations.

            (xiv) EMINENT DOMAIN. There are no pending eminent domain proceedings against such Property or any part thereof, and, to the best of each Borrower's and Guarantor's knowledge, no such proceedings are presently threatened or contemplated by any taking authority.

            (xv) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as specifically set forth in the Environmental Reports accepted for such Property delivered to Lender and listed on Exhibit L, to the knowledge of each Borrower or Guarantor each tenant is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities or which, in the aggregate, could not have a MAC.

            (xvi) POLLUTION; HAZARDOUS MATERIALS. In connection with the acquisition and ownership of its interests in such Property, the Borrower or Guarantor who owns such Property has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to such Property as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Property. Except as set forth in the Environmental Reports listed on Exhibit F, to the best of such Borrower's or Guarantor's knowledge there are no Hazardous Materials present in the air, soil, surface water or groundwater at such Property and no Hazardous Materials (except
(i) Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Property, including, without limitation, petroleum used for heating oil and (ii) Hazardous Materials that are not reasonably likely to result in a MAC in respect of such Property or to have a material adverse effect on the value of such Property as security for the Loans) are used in the operation of such Property.

            (xvii) MATERIALS PROVIDED TO LENDER. The Borrower or Guarantor who is the owner of the applicable Property submitted for acceptance as an Unencumbered Eligible Property has satisfied the requirements of paragraphs (g),
(h) and (i), of Section 5.1 in respect of such Property.

            (xviii) UNENCUMBERED ELIGIBLE PROPERTY APPLICATION. In order to achieve or maintain the Preferred Interest Rate Standard any Borrower or Guarantor may submit to Lender from time to time one or more Unencumbered Eligible Property Applications which Lender shall review as promptly as possible but nothing contained in this Agreement shall be construed as to require Lender to approve any Unencumbered Eligible Property Application made by any Borrower or Guarantor. All information submitted in connection with an Unencumbered Eligible Property Application is subject to the reasonable approval of the Lender. The Borrowers' Representative shall be notified of such Property's rejection as an Unencumbered Eligible Property together with the basis for such rejection in reasonable detail by the Lender as promptly as possible and in any event within ten (10) Business Days after receipt of a complete Unencumbered Eligible Property Application. If Lender has not accepted or rejected an Unencumbered Eligible Property Application within five (5) Business Days after receipt, Borrowers' Representative shall send a written reminder notice to Lender and Lender's failure to reject an Unencumbered Eligible Property within five (5) Business Days after receipt of such reminder notice shall be deemed acceptance of same by Lender. In the event information required to be submitted in connection with an Unencumbered Eligible Property Application is submitted on a piecemeal basis, the ten (10) Business Day review period shall not commence until Lender receives a transmittal letter from the Borrowers' Representative accompanying the final submission stating that the Borrowers' Representative now considers the Unencumbered Eligible Property Application to be complete. Each Property listed on Schedule 1 has been approved by the Lender as an Unencumbered Eligible Property.

            (xix) GUARANTIES. In the event an Unencumbered Eligible Property Application is submitted for any Property that is not owned by a Borrower or existing Guarantor, such Property shall only be accepted as an Unencumbered Eligible Property pursuant to this Section 2.19 if a Guaranty has been executed by the owner of such Unencumbered Eligible Property and delivered to the Lender.

            (xx) APPROVED UNENCUMBERED ELIGIBLE PROPERTIES. Subject to the continued requirements of Sections 2.19(a) and (b), the Properties identified on
Schedule 1 hereto are hereby approved as Unencumbered Eligible Properties.

      2.20. WITHDRAWAL OF UNENCUMBERED ELIGIBLE PROPERTY. Borrowers' Representative shall have the ability to withdraw any Unencumbered Eligible Property from the terms of this Agreement so long as no Default or Event of Default exists or occurs as a result (and upon such withdrawal, the applicable Borrower or Guarantor (other than Lexington, LCIF and LCIFII) which owns such Unencumbered Eligible Property (provided that same is the only Unencumbered Eligible Property owned by such Borrower or Guarantor) shall be released from all obligations in respect of this Agreement).

      2.21 EXCLUSION OF UNENCUMBERED ELIGIBLE PROPERTIES. If any Unencumbered Eligible Property fails to continue to meet the requirements of Sections 2.19(a) and (b), then such Unencumbered Eligible Property shall no longer be considered to be an Unencumbered Eligible Property for the purposes of determining whether Borrowers have met or maintained the Preferred Interest Rate Standard. Within two (2) Business Days after any Unencumbered Eligible Property fails to continue to meet the requirements of Section 2.19(a) or Section 2.19(b), the Borrowers' Representative shall submit a new Certificate of Unencumbered Eligible Property to the Lender.

      SECTION 3. LETTERS OF CREDIT

      3.1. LETTERS OF CREDIT. Subject to the terms and conditions set forth in this Agreement hereby agrees to issue for the account of any Borrower one or more Letters of Credit having an aggregate undrawn face amount of up to the lesser of (i) the Revolving Credit Commitment minus the Outstanding Amount or
(ii) $5,000,000, subject to the following provisions:

            (a) TYPES AND AMOUNTS. Lender shall not have any obligation to issue, amend or extend, and shall not issue, amend or extend, any Letter of Credit at any time:

                  (i) if the aggregate Letter of Credit Obligations with respect to Lender, after giving effect to the issuance, amendment or extension of the Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon Lender;

                  (ii) if on the date of the proposed issuance, amendment or extension of such Letter of Credit (A) immediately after giving effect to the issuance, amendment or extension of such Letter of Credit the Letter of Credit Obligations at such time would exceed $5,000,000 at such time, or (B) one or more of the conditions precedent contained in Section 5.2 would not on such date be satisfied, unless such conditions are thereafter or have previously been satisfied and written notice of such satisfaction is given to the Issuing Bank by the Lender (and an Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.2, have been satisfied):

                  (iii) which has an expiration date later than the earlier of
(A) the date one (1) year after the date of issuance or (B) the Business Day next preceding the scheduled Revolving Credit Termination Date; or

                  (iv) which is in a currency other than Dollars.

         (b) CONDITIONS. In addition to being subject to the satisfaction of the conditions precedent contained in Sections 5.1 and 5.2, as applicable, the obligation of Lender to issue, amend or extend any Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (i) if Lender so requests, the Borrower on whose behalf the Letter of Credit has been issued and the Borrowers' Representative shall have executed and delivered to Lender a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof; provided, however, that such Letter of Credit Reimbursement Agreement and other documents and agreements shall in no event require delivery of any additional security by any Borrower or otherwise increase the obligations or reduce the rights of the Borrowers hereunder or otherwise be inconsistent with such rights or obligations; and

                  (ii) the terms of the proposed Letter of Credit shall otherwise be satisfactory to the Lender in its reasonable discretion.

         (c) ISSUANCE OF LETTERS OF CREDIT The Borrowers' Representative shall give Lender written notice to issue or cause to be issued a Letter of Credit not later than 10:00 a.m. (New York time) on the third (3rd) Business Day preceding the requested date for issuance thereof under this Agreement, or such shorter notice as may be acceptable to Lender. Such notice shall be irrevocable unless and until such request is denied by the Lender and shall include a Notice of Borrowing which complies with the requirements of Section 2.5(a) (modified as appropriate) and specify (A) that such Letter of Credit is solely for the account of and the name of a specific Borrower, (B) the stated amount of the Letter of Credit requested, (C) the effective date (which shall be a Business Day) of issuance of such Letter of Credit, (D) the date on which such Letter of Credit is to expire (which shall be a Business Day and no later than the Business Day immediately preceding the then existing Revolving Credit Termination Date), (E) the Person for whose benefit such Letter of Credit is to be issued, (F) all other relevant terms of such Letter of Credit, (G) the Current Availability at such time, and (H) the amount of the then outstanding Letter of Credit Obligations.

         (d) REIMBURSEMENT OBLIGATIONS. (i) Notwithstanding any provisions to any Letter of Credit Reimbursement Agreement:

                           (A) provided that no Event of Default shall be
                  continuing hereunder and provided that there is then unfunded availability hereunder, the Lender shall make Loan advances to repay amounts drawn under such Letter of Credit, or if either of the foregoing conditions are not satisfied, the Borrowers' Representative shall reimburse the Lender for amounts drawn under such Letter of Credit, in Dollars, no later than the date (the "REIMBURSEMENT DATE") which is the 10 Business Days after the Borrowers' Representative receives written notice from the Lender that payment has been made under such Letter of Credit; and

                           (B) all Reimbursement Obligations with respect to any
                  Letter of Credit shall bear interest at the rate applicable to Base Rate Loans in accordance with Section 2.7(a) from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable to Base Rate Loans in accordance with Section 2.7(c).

                  (ii) No action taken or omitted in good faith by Lender under or in connection with any Letter of Credit shall put Lender under any resulting liability to any Borrower.

                  (iii) If requested, an Issuing Bank shall furnish to the Lender and each Lender, copies of any Letter of Credit, Letter of Credit Reimbursement Agreement, and related amendment to which such Issuing Bank is party and such other documentation as may be requested by Lender or such Lender.

                  (iv) The obligations Borrower to make payments to the Lender with respect to a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever except willful misconduct or gross negligence of Lender, and shall be honored in accordance with this entire
Section 3 (irrespective of the satisfaction of the conditions described in Sections 5.1 and 5.2, as applicable) under all circumstances, including, without limitation, any of the following circumstances:

                           (A) any lack of validity or enforceability of this
                  Agreement or any of the other Loan Documents;

                           (B) the existence of any claim, setoff, defense or
                  other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of a beneficiary named in a Letter of Credit (or any Person for whom any such transferee may be acting), the Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the account party and beneficiary named in any Letter of Credit);

                           (C) any draft, certificate or any other document
                  presented under the Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (D) the surrender or impairment of any security for
                  the performance or observance of any of the terms of any of the Loan Documents; or

                           (E) the occurrence of any Default or Event of
                  Default.

         (f) PAYMENT OF REIMBURSEMENT OBLIGATIONS. Unless paid with a Loan advance hereunder, each Borrower unconditionally agrees, on a joint and several basis, to pay to Lender, in Dollars, the amount of all Reimbursement Obligations, interest and other amounts payable to Lender under or in connection with the Letters of Credit when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against Lender or any other Person.

         (g) LENDER'S CHARGES. Borrowers' Representative shall pay to Lender, solely for its own account, the standard administrative charges assessed by Lender (not to exceed $500 each) in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit and such compensation in respect of such Letters of Credit for the Borrowers' Representative's account as may be agreed upon by the Borrowers' Representative and Lender from time to time.

         (h) INTENTIONALLY OMITTED.

         (i) INDEMNIFICATION; EXONERATION. (a) In addition to all other amounts payable to Lender, each Borrower hereby agrees to defend (by counsel selected by Borrowers' Representative and reasonably acceptable to Lender), indemnify, and save the Lender harmless from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), costs, charges and expenses (including reasonable attorneys' fees but excluding taxes) which the Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit other than as a result of the gross negligence or willful misconduct of the Lender, as determined by a court of competent jurisdiction, or (B) the failure of the Lender to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

                  (b) As between each Borrower on the one hand and the Lender on the other hand, each Borrower assumes all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Lender shall not be responsible, for: (A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;
(C) failure of the beneficiary of a Letter of Credit to duly comply with conditions required in order to draw upon such Letter of Credit; provided, however that with respect to any Letter of Credit, the foregoing subclause (C) shall not relieve the Lender of any liability it may have to any Borrower for any actual damages sustained by such Borrower arising from a wrongful payment under such Letter of Credit made as a result of the Lender's gross negligence or willful misconduct; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof (other than anything for which Lender would be liable under clause (C)); (G) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit.

         (j) EXISTING LETTERS OF CREDIT. Two Letters of Credit aggregating approximately $3,200,000 are currently outstanding on behalf of the Borrowers' Representative under the Fleet Revolving Loan. Such Letters of Credit shall be transferred to and deemed to be issued under this Agreement as of the Closing Date.

         SECTION 4. REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender and each Lender to enter into this Agreement and to make the Loans herein provided for, each Borrower on behalf of itself and each Guarantor hereby covenants, represents and warrants to Lender and each Lender that:

         4.1. FINANCIAL CONDITION The consolidated balance sheet of Lexington as of December 31, 1999 and the related statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, certified by KPMG LLP, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the financial condition and performance of Lexington as at such dates and fiscal periods. The unaudited consolidated balance sheet of Lexington as of 9/30/00 and the related unaudited statements of income, for the three month period ended on 9/30/00 certified by a Responsible Officer, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the financial condition of Lexington as at such date, and the stockholders' equity and cash flows for the three month period then ended (subject to normal year-end audit adjustment). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except for changes in GAAP compliance methods as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Lexington does not have any material Contingent Obligation, contingent liabilities or liability for taxes, long-term leases or unusual forward or long-term commitment, which is not reflected in the foregoing statements or in the notes thereto. Lexington has previously delivered to Lender copies of its annual report on Form 10-K for the fiscal year ended 1999 filed with the Commission.

         4.2. NO MATERIAL ADVERSE EFFECT. Since the date of the most recent financial statements delivered to Lender there has been no Material Adverse Effect, and no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect on any Borrower or Guarantor.

         4.3. EXISTENCE; BORROWER'S AND GUARANTOR'S COMPLIANCE WITH LAW. Lexington is a trust duly organized, validly existing and in good standing under the laws of the State of Maryland. Each Borrower and Guarantor is duly organized and validly existing in its jurisdiction of organization. Each Borrower and Guarantor (a) has full power and authority and the legal right to own and lease its property and to conduct the business in which it is currently engaged, (b) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business require such qualification, and (c) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

         4.4. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower and Guarantor has the power and authority and the legal right to execute, deliver and perform each of the Loan Documents and to borrow hereunder and has taken all necessary action to authorize the borrowings hereunder on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of each of the Loan Documents. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required to be made or obtained by the Borrowers or Guarantors in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. The Agreement has been, and each Loan Document will be, duly executed and delivered on behalf of each Borrower and Guarantor and this Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Borrower and Guarantor enforceable against such Borrower and

Guarantor in accordance with its terms subject to the effect of bankruptcy, reorganization, insolvency and similar laws and general principles of equity.

         4.5. NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Borrower or Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens for the benefit of Lender expressly contemplated by this Agreement and the Security Documents.

         4.6. NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge and belief of each Borrower and Guarantor, threatened against any Borrower or Guarantor or against any of its properties or revenues (a) with respect to this Agreement or the other Loan Documents, the Leases, or any of the transactions contemplated hereby or thereby, or (b) relating to the Properties, or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of (a) or (b), is reasonably likely to have, in the aggregate, a Material Adverse Effect.

         4.7. NO DEFAULT. No Default or Event of Default has occurred and is continuing.

         4.8. OWNERSHIP OF PROPERTY; LIENS.

                  (a) Schedule 1 accurately sets forth the ownership of each Unencumbered Eligible Property. Each Borrower and Guarantor that is shown by
Schedule 1 to be the owner of an Unencumbered Eligible Property is the sole owner of such Unencumbered Eligible Property and has a good record, marketable and indefeasible Fee Interest or a valid Leasehold Interest in such Unencumbered Eligible Property, in each case free and clear of all Liens and other matters affecting title except for Permitted Exceptions and Customary Permitted Liens.

                  (b) To the best of each Borrower's and Guarantor's knowledge, the Buildings located on each Unencumbered Eligible Property are in good operating condition and repair, free of any structural or engineering defects known to any Borrower or Guarantor on the date hereof and are suitable for their present uses, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  (c) To the best of each Borrower's and Guarantor's knowledge, all water, sewer, gas, electricity, telephone and other utilities serving each Unencumbered Eligible Property are supplied directly to such Unencumbered Eligible Property by public utilities and enter such Unencumbered Eligible Property through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to Borrower's or Guarantor's benefit subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All of such utilities are presently installed and operating and are in good and safe condition, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All assessments for public improvements that have been made against the Unencumbered Eligible Properties have been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  (d) No Borrower or Guarantor has received notice of any pending, threatened or contemplated condemnation proceeding or similar taking affecting any of the Unencumbered Eligible Properties, or any portion thereof, or any sale or other disposition of any of the Unencumbered Eligible Properties or any portion thereof in lieu of condemnation or similar taking, in each case, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  (e) All Permits from all Governmental Authorities having jurisdiction over any Unencumbered Eligible Property or any portion thereof, the absence of which could impair the use of any Unencumbered Eligible Property for the purposes for which it is currently used have been issued and are in full force and effect, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. No Borrower or Guarantor has received or been informed by a third party, of the receipt by it of any notice from any Governmental Authority having jurisdiction over any of the Unencumbered Eligible Properties or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Permit, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  (f) A true, correct and complete copy of each Approved Lease and a true, correct and complete copy of any Financeable Ground Lease identified on Exhibit G and has been delivered to Lender. The Approved Leases (and any subleases permitted thereunder) constitute the sole and complete agreements and understandings relating to leasing or licensing of space in the Buildings or otherwise at such Unencumbered Eligible Properties. There are no occupancies, rights, privileges or licenses in or to the Buildings or any other part of the Unencumbered Eligible Properties other than pursuant to the Approved Leases, Financeable Ground Leases or pursuant to Permitted Exceptions. Except as set forth in Exhibit G, the Approved Leases and Financeable Ground Leases are in full force and effect, in accordance with their respective terms, without any payment default or any other material default thereunder beyond applicable grace periods, nor to the best of each Borrower's or Guarantor's knowledge are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder except as may be provided in the Approved Leases, and the landlord has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Approved Leases or Financeable Ground Leases and, to the best of each Borrower's or Guarantor's knowledge there is no basis for any such claim or notice of default by any tenant which would have a Material Adverse Effect. No tenant has paid more than one month's rent in advance except for any security deposits. Except as set forth on the rent roll, all tenants under all Approved Leases are in occupancy and operating the premises covered by Approved Leases within the permitted uses under such Approved Leases. No Borrower or Guarantor has mortgaged, pledged or otherwise encumbered any of the Approved Leases or any Financeable Ground Lease except for Permitted Exceptions or Customary Permitted Liens.

         4.9. TAXES. Each Borrower and Guarantor has filed or caused to be filed all tax returns which to the best knowledge and belief of each Borrower are required to be filed, and has paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than Customary Permitted Liens and those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of each).

         4.10. FEDERAL REGULATIONS. No Borrower or Guarantor is engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "PURCHASING" or "CARRYING" any "MARGIN STOCK" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loans hereunder will be used for "PURCHASING" or "CARRYING" "MARGIN STOCK" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by Lender, each Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

         4.11. ERISA. No Borrower or Guarantor nor any ERISA Affiliate maintains or contributes to any Plan or Multiemployer Plan other than those listed on Exhibit K hereto. Each such Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code as currently in effect has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax Section 501(a) of the Internal Revenue Code as currently in effect. Except as disclosed in Exhibit K, no Borrower or Guarantor or any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA. Each Borrower or Guarantor and its Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on it by ERISA, the Internal Revenue Code and regulations promulgated thereunder with respect to all Plans. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302 (a) (2) of ERISA and 412 (a) of the Internal Revenue Code) whether or not waived. No Borrower or Guarantor nor any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan
(i) has engaged in an nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. Neither the Borrower nor any ERISA Affiliate is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212 (c) or ERISA. No Borrower or Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums. Schedule B to the most recent annual report filed with the IRS with respect to each Plan is complete and accurate in all material respects. Since the date of each such Schedule B, there has been no material adverse change in funding status or financial condition of the Plan relating to such Schedule B. No Borrower or Guarantor nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. No Borrower or Guarantor nor any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment. No Borrower or Guarantor nor any ERISA Affiliate is required to provide security to a Plan under Section 401 (a) (29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year. Except as disclosed on Exhibit K, no Borrower or Guarantor or any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

         4.12. STATUS AS REIT. Lexington has been organized in conformity with the requirements for qualification as a real estate investment trust under the Code and has met such requirements since 1993. Lexington is in a position to qualify for its current fiscal year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

         4.13. INVESTMENT COMPANY ACT. No Borrower or Guarantor is an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY," within the meaning of the Investment Company Act of 1940, as amended.

         4.14. SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK AND PARTNERSHIP
INTERESTS.

                  (i) Exhibit H (A) contains diagrams and schedules indicating the corporate structure of Lexington, each Borrower, and any other Person in which Lexington or any Borrower holds a direct or indirect partnership, joint venture or other equity interest indicating the percentage and nature of such interest with respect to each Person included in such diagram; and (B) accurately sets forth the correct legal name of such Person, the jurisdiction of its incorporation or organization and the jurisdictions in which it is qualified to transact business as a foreign corporation, or otherwise.

                  (ii) Except where any failure or breach would not have a Material Adverse Effect on any of the Borrowers, each Subsidiary: (A) is a corporation, partnership or limited liability company, as indicated on Exhibit H, duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization, (B) is duly qualified to do business and, if applicable, is in good standing under the laws of each jurisdiction required to conduct its business as presently conducted and (C) has all requisite power and authority to own, operate and encumber its Property and to conduct its business as presently conducted.

         4.15. POLLUTION; HAZARDOUS MATERIALS. In connection with the acquisition and ownership of their interests in the Unencumbered Eligible Properties, the Borrowers and

Guarantors have made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to the Unencumbered Properties as is reasonably necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Unencumbered Eligible Property. Except as specifically set forth in the Environmental Reports listed on Exhibit F (as amended or supplemented from time to time by additional Environmental Reports with respect to future Unencumbered Eligible Properties or otherwise amended or supplemented with the consent of the Lender) and except for such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect, to the best of any Borrower's or Guarantor's knowledge, there are no Hazardous Materials present in the air, soil, surface water or groundwater at any Unencumbered Eligible Property and no Hazardous Materials (except Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Unencumbered Eligible Property, including, without limitation, petroleum used for heating oil) are used in the operation of any Unencumbered Eligible Property.

         4.16. DECLARATION OF TRUST, PARTNERSHIP AGREEMENT, ETC. The copies of the Declaration of Trust of Lexington and the organizational documents of each Borrower which have been furnished to Lender are true, correct and complete copies thereof as in effect on the date of this Agreement and will be true, correct and complete in the case of each Guarantor when submitted to Lender under Section 5.2.

         4.17. DISCLOSURES. The financial statements referred to in Section 4.1 do not, nor does this Agreement, the other Loan Documents, or any other written statement furnished by or on behalf of any Borrower to Lender in connection with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit a material fact necessary to make the statement contained therein or herein not misleading.

         4.18 GUARANTORS. The representations and warranties in Sections 4.2 through 4.11, 4.15 through 4.17, shall be true, correct and complete with respect to each Guarantor.

         SECTION 5. CONDITIONS PRECEDENT

         5.1. CONDITIONS TO LOANS. The obligation of Lender to make a Loan hereunder on the Initial Funding Date is subject to the satisfaction of the following conditions precedent:

                  (a) NOTE; LOAN DOCUMENTS. On or before the Closing Date Lender shall have received a Note executed by a Responsible Officer of each Borrower and each of the other Loan Documents shall have been duly executed and delivered by the respective parties thereto and all shall be in full force and effect.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by each Borrower or Guarantor herein or in the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with any of the Loan Documents, shall be true, correct and accurate on and as of the Funding Date for the Loan as if made on and as of such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier dates.

                  (c) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the Loan to be made on the Funding Date.

                  (d) LEGAL OPINION. Lender shall have received a favorable opinion of counsel to each Borrower and each Guarantor indicating the enforceability of the Loan Documents, addressed to Lender as of the Closing Date and covering such other matters as are customarily required by Lender in similar transactions, all in form and substance reasonably satisfactory to Lender.

                  (e) ORGANIZATIONAL DOCUMENTS; RESOLUTIONS; INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. Lender shall have received certified copies of the Declaration of Trust of Lexington and a copy of the Partnership Agreement and Certificate of Limited Partnership or Certificate of Incorporation and by laws or other organizational documents of each Borrower and Guarantor (as appropriate) and all resolutions of the Board of Trustees of Lexington and a certificate of partnership, corporate or limited liability company action of each Borrower authorizing the transactions described herein and evidencing the due authorization, execution and delivery of and this Agreement and the other Loan Documents, and all required approvals, if any, of Governmental Authorities with respect to this Agreement and the other Loan Documents. Lender shall have received from each of the Borrowers and for each of the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized offer of such Person and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such person is or is to be come a party; (b) in the case of the Borrowers' Representative, to submit Notices of Borrowings on behalf of the Borrowers; and
(c) in the case of the Borrowers' Representative, to give notices to take other action on behalf of the Borrowers or Guarantors under the Loan Documents.

                  (f) CERTIFICATIONS FROM GOVERNMENT OFFICIALS; UCC SEARCHES. Lender shall have received (i) certifications from government officials evidencing the legal existence and good standing of each Borrower and any Guarantor in its state of organization and as to the foreign qualification of each Borrower or Guarantor in the respective states in which it owns Unencumbered Eligible Properties, along with a certified copy of the certificate of limited partnership or certificate of incorporation of each Borrower and Guarantor, all as of the most recent practicable date; and (ii) UCC Searches from the appropriate jurisdictions for each Borrower and Guarantor with respect to the Unencumbered Eligible Properties.

                  (g) UNENCUMBERED ELIGIBLE PROPERTIES.

                  (i) Subject to the provisions of Section 2.19(b)(xviii), Lender shall have received and approved and shall have such access to each of the Unencumbered Eligible Properties as it shall have requested.

                  (ii) Lender shall have received and approved a completed Certificate of Unencumbered Eligible Properties.

            (h) CERTIFICATES OF INSURANCE. Lender shall have received (a) current certificates of insurance as to all of the insurance maintained by each Borrower on each Unencumbered Eligible Property (including flood insurance if applicable) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from the Borrowers, their insurers and insurance brokers as the Lender may reasonably request.

            (i) ESTOPPEL CERTIFICATES. Unless waived or receipt is deferred by Lender, an original copy of an estoppel certificate executed by each tenant and each lease guarantor in respect of each Approved Lease in the form attached hereto as Exhibit J to this Agreement or as may otherwise be accepted by the Lender in its reasonable discretion.

            (j) NO MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred.

            (k) SOLVENCY OF EACH BORROWER AND GUARANTOR. Both after and immediately before the making of the Loan on any Funding Date, each Borrower and Guarantor shall be Solvent.

            (l) FEES. All obligations of Borrowers to pay fees and provide compensation and reimbursement of costs and expenses to Lender or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (m) LEGALITY OF LOANS. The making of the Loans hereunder by Lender and the acquisition of the Notes shall be permitted as of the Funding Date by all applicable Requirements of Law and shall not subject Lender to any penalty or other onerous condition in or pursuant to any such Requirement of Law or result in a Material Adverse Effect.

            (n) NOTICE OF BORROWING. Lender shall have received a Notice of Borrowing as provided in Section 2.5(a), and each other certificate or document required under Section 2.5 with appropriate insertions and attachments reasonably satisfactory in form and substance to Lender and its counsel, executed by a Responsible Officer of Borrowers' Representative.

            (o) PAY-OFF OF EXISTING LOANS. Upon the initial funding of the Loans the Borrowers shall payoff and terminate that certain $100,000,000 Unsecured Revolving Credit Agreement, dated as of July 22, 1998, (the "FLEET REVOLVING LOAN"), between the Borrowers and

Fleet, as Lender, and Fleet shall execute, acknowledge and deliver satisfactions and reconveyances of all mortgages and deeds of trust, (if any) UCC-3's, and any and all other documents and instruments necessary to terminate and release all liens and security interest created thereunder. Once such indebtedness under the Fleet Revolving Loan has been paid in full Borrowers' original promissory notes for such loan facility shall be marked "canceled" or "paid in full" and returned to Borrowers' Representative.

            (p) CERTIFICATE OF COVENANT COMPLIANCE. Lender shall have received a Certificate of Covenant Compliance in the form attached as Exhibit I to this Agreement.

      5.2. CONDITIONS PRECEDENT TO ALL SUBSEQUENT LOANS. The obligation of Lender to make any Loan requested to be made by it on any date after the Initial Funding Date is subject to the following conditions precedent as of each such date:

            (a) REPRESENTATIONS AND WARRANTIES. As of such date, both before and after giving effect to the Loans to be made on such date, all of the representations and warranties of each Borrower and Guarantor contained in this Loan Agreement and in any other Loan Document (other than representations and warranties which expressly speak as of a different date) shall be true and correct in all material respects.

            (b) NO DEFAULTS. No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan.

            (c) NO LEGAL IMPEDIMENTS. No law, regulation, order, judgment or decree of any Governmental Authority shall, and no Lender shall have received notice that, in the reasonable judgment of such Lender, litigation is pending or threatened which is likely to, enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, such Lender's making of the requested Loan.

            (d) NO MATERIAL ADVERSE EFFECT. No Borrower or Guarantor shall have received written notice that an event has occurred since the date of this Agreement which has had and continues to have, or is reasonably likely to have, a Material Adverse Effect.

            (e) SOLVENCY OF EACH BORROWER AND GUARANTOR. Both after and immediately before the making of the Loan on any Funding Date, each Borrower and Guarantor shall be Solvent.

            (f) FEES. All obligations of Borrowers and Guarantors to pay fees and provide compensation and reimbursement of costs and expenses to Lender or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (g) NOTICE OF BORROWING. Lender shall have received a Notice of Borrowing, and each other certificate or document required under Section 2.5 with appropriate insertions and attachments reasonably satisfactory in form and substance to Lender and its counsel, executed by a Responsible Officer of Borrowers' Representative.

            (h) GUARANTORS. Each Guarantor shall deliver the documents, agreements, instruments and opinions as the Lender shall require as to such Guarantor and the Unencumbered Eligible Property owned by such Guarantor that are required to be delivered by the Borrowers as of the Closing Date pursuant to Sections 5.1 (b) and (d) through (j).

            (i) NEW UNENCUMBERED ELIGIBLE PROPERTIES. Borrowers' Representative shall have complied with Section 5.1(g),(h) and (i) for any Unencumbered Eligible Property Applications submitted after the Closing Date.

            (j) CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTIES. Borrower's Representative shall have delivered to Lender an updated Certificate of Unencumbered Eligible Properties.

Each submission of a Notice of Borrowing with respect to any Loan and each acceptance by a Borrower of the proceeds of each Loan made hereunder, shall constitute a representation and warranty by each Borrower and Guarantor as of the date of funding in respect of such Loan, that all the conditions contained in this Section 5.2 have been satisfied or waived in accordance with Section
10.1 and that no MAC has occurred and is continuing as of the relevant date in respect of the facts, circumstances or laws relevant to the conditions precedent set forth in paragraphs (d), (e), (f), and (k) of Section 5.1.

      SECTION 6. AFFIRMATIVE COVENANTS

      Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect, any Note remains outstanding and unpaid or any other amount is owing to Lender, such Borrower shall and shall cause each Guarantor (to the extent applicable) to:

      6.1. FINANCIAL STATEMENTS. Furnish to Lender or cause Borrowers' Representative to furnish to Lender:

            (a)   ANNUAL. As soon as available, but in any event within ninety
(90) days after the end of each fiscal year (A) audited consolidated financial statements of Lexington consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cash flow; (iv) a statement of retained earnings; and (v) changes in stockholders' equity, for such year, setting forth in each case in comparative form the figures for the previous year, certified without material qualification by its certified public accountants of nationally recognized standing; and (B) unaudited consolidating financial statements of Lexington certified by a Responsible Officer of Lexington; and

            (b) QUARTERLY. As soon as available, but in any event not later than sixty (60) days after the end of each fiscal quarter of Lexington, copies of each of the following for

Lexington: (i) an unaudited balance sheet prepared on a consolidated and consolidating basis as at the end of each such quarter and the related unaudited statements of income for the fiscal quarter; (ii) stockholders' equity and cash flows for such quarterly period, and the portion of the fiscal year through such date; (iii) operating statements and a rent roll certified by Lexington (including a schedule of the aging of all rent payments and indicating whether any tenant is no longer in occupancy) for each Unencumbered Eligible Property for such quarterly period, the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of such entity (subject to normal year-end audit adjustments); all such financial statements referred to in
Section 5.1 (a) and (b) to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and for normal year-end adjustments).

      6.2. CERTIFICATES; OTHER INFORMATION. Furnish to Lender or cause Borrowers' Representative to furnish to Lender:

            (a) concurrently with the delivery of Lexington's financial statements referred to in Section 6.1(a) and (b) above, (i) a certificate of a Responsible Officer stating that he or she has no knowledge of any Default or Event of Default except as specified in such certificate, (ii) a Certificate of Covenant Compliance, (iii) a Certificate of Unencumbered Eligible Properties; and (iv) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such delivery.

            (b) (i) whenever additional debt in excess of $10,000,000 is incurred by any Borrower or Guarantor, a Certificate of Covenant Compliance;
(ii) upon the sale of any Property owned by a Borrower or Guarantor, a Certificate of Covenant Compliance and an updated Certificate of Unencumbered Eligible Properties; and (iii) at any other time as Borrowers' Representative wishes to submit an updated Certificate of Covenant Compliance or Certificate of Unencumbered Eligible Properties.

            (c) within ten days of receipt thereof, copies of any financial statements or other information furnished to a Borrower or Guarantor pursuant to the Approved Leases;

            (d) on an annual basis, a copy of a one year projected operating statement of Lexington including a projected operating budget and cash flow of Lexington;

            (e) promptly after the same are sent, copies of all financial statements and reports which Lexington sends to its holders of its equity securities, and promptly after the same are filed by Lexington, copies of all financial statements and reports which Lexington may make to, or file with, the NYSE and the Commission or any successor or analogous Governmental Authority;

            (f) upon request by Lender, no later than thirty (30) days after the same are filed with the Internal Revenue Service ("IRS") and other applicable taxing authorities, copies of its income tax returns and all related correspondence;

            (g) Within ten (10) days after the filing thereof, evidence indicating that Lexington has maintained its status as a real estate investment trust ("REIT") under the applicable provisions of the Code such evidence to consist of annual tax returns certified by its independent public accounting firm or such other national accounting firm which is a "Big 5" firm or otherwise reasonably acceptable to Lender; and

            (h) promptly thereafter, such additional financial and other information respecting the financial or other condition of any Borrower or Guarantor or the status or condition of the Unencumbered Eligible Properties or the operation thereof which such Borrower or Guarantor is entitled to or can otherwise reasonably obtain and as Lender may from time to time reasonably request.

      6.3 PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Note, and the other Loan Documents.

      6.4. PAYMENT OF OTHER OBLIGATIONS. Discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of such Borrower or Guarantor or where the failure to do so does not violate Section 8.1(e).

      6.5. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

      6.6. LEASES. (a) Maintain the Approved Leases and any Financeable Ground Lease in full force and effect and enforce the obligations of the tenants under the Approved Leases and the landlord under each Financeable Ground Lease, in a timely manner and obtain the consent of the Lender in connection with any change in or waiver of any obligation of any tenant or landlord, contained in, or any right or remedy of any Borrower under any Approved Lease or Financeable Ground Lease (as appropriate) which alone or together with any other such change or waiver could reasonably be expected to have a Material Adverse Effect on such Unencumbered Eligible Property; and (b) give notice to Lender, together with a copy thereof, of each renewal, amendment, modification or termination of the Approved Leases or any Financeable Ground Lease.

      6.7. MAINTENANCE OF PROPERTY, INSURANCE. Keep or cause the tenants to keep all Property in good condition, working order and repair; maintain or cause the tenants of its Properties to maintain with financially sound and reputable insurance companies, such hazard, liability and other insurance with respect to its Property and its business against such casualties and contingencies in amounts and minimum scope of coverage as shall be in accordance with the general practices of businesses having similar operations in similar geographic location; and furnish to Lender, on the Closing Date and upon written request, full information as to the insurance carried.

      6.8. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Lender and any Lender to visit and inspect any of its properties for any purpose including performing environmental inspections and examine and make abstracts from any of its books and records at any reasonable time and on reasonable notice and as often as may reasonably be desired (subject to applicable provisions of any lease affecting any Unencumbered Eligible Property), and to discuss the business, operations, properties, prospects and financial and other condition of such Borrower with officers and employees of such Borrower and with its independent certified public accountants.

      6.9. NOTICES. Promptly, and in any event within ten (10) Business Days after an officer of any Borrower or Guarantor obtains knowledge thereof (except as set forth below) give notice to Lender:

            (a)   of the occurrence of any Default or Event of Default;

            (b) of (i) any default or event of default or termination under any (a) Approved Lease or any other Contractual Obligation of or in favor of any Borrower or Guarantor which is reasonably likely to have a Material Adverse Effect or (b) Financeable Ground Lease as to which any Borrower has received notice from the ground lessor and which remains uncured and (ii) any litigation, investigation or proceeding which may exist at any time between any Borrower or any tenant and any Governmental Authority or other Person, which if adversely determined is reasonably likely to have a Material Adverse Effect;

            (c) of any litigation or proceeding pending or any judgment against any Borrower, Guarantor or Unencumbered Eligible Property in which the amount involved which is not covered by insurance is $100,000 or more or in which injunctive or similar relief is sought; or

            (d) of the occurrence or existence of any event or condition which would cause any of the representations and warranties set forth in Section 4.8 to be untrue.

            (e) of any setoff, claims, withholdings or other defenses to which any of the Unencumbered Eligible Properties are subject, which (i) would have a Material Adverse Effect on (x) the business, assets or financial condition of any Borrower, any Guarantor or any of their respective Subsidiaries, or (y) the value of such Unencumbered Eligible Property, or (ii) with respect to such Unencumbered Eligible Property, which is not a Permitted Exception or a Customary Permitted Lien.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action a Borrower or Guarantor proposes to take with respect thereto.

      6.10. REIT REQUIREMENTS. Cause Lexington to operate its business at all times so as to satisfy or be deemed to have satisfied all requirements necessary to qualify as a real estate investment trust under the Code. Lexington shall maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Lexington as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby. Lexington shall request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

      6.11. ENVIRONMENTAL ACTIONS.

            (a) INDEMNIFICATION. On a joint and several basis, indemnify, defend (with counsel reasonably acceptable to the indemnified party) and hold Lender and the directors, officers, shareholders, employees and agents of Lender harmless from any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, reasonable costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees, consultant fees and expert fees, that arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in the air, soil, surface water or groundwater at or from the real property or any portion thereof with respect to a Property, or any other real property in which any Borrower has any interest (all of the foregoing real property shall be referred to collectively as the "REAL PROPERTY") or any violation of any Environmental Law. Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover (i) costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental Person, including any tenant of a Property, because of the presence, suspected presence, release or suspected release of Hazardous Material in the air, soil, surface water or groundwater at or from the Real Property; and
(ii) costs incurred in connection with (A) Hazardous Material present or suspected to be present in the air, soil, surface water or groundwater at the Real Property before the date of this Agreement, or (B) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under or from the Real Property, or (C) Hazardous Material present at the Real Property as a result of any release, discharge, disposal, dumping, spilling or leaking (accidental or otherwise) (any of the foregoing, a "RELEASE") onto or from the Property before or after the date of this Agreement by any Person; provided, however, that the indemnification provided by this Section shall not include claims to the extent arising from the gross negligence or willful misconduct of any party seeking indemnification. The indemnification provided in this Section 6.11 shall survive the termination of this Agreement; provided, however, that no Borrower shall have any liability under the foregoing indemnity in connection with any Release of any Hazardous Materials on, under or about any Property which occurs after the date of any transfer of the Property to Lender, or its designee or any other Person(s), by foreclosure deed-in-lieu thereof or otherwise which was not present on the Property prior to such date.

            (b) RESPONSE ACTIONS. Each Borrower and Guarantor covenants and agrees that if any Release or disposal of Hazardous Material shall occur or shall have occurred on any Real Property owned by it, such Borrower or Guarantor will cause the prompt containment and removal of such Hazardous Material and remediation of such Real Property as necessary to comply with all Environmental Laws or to preserve the value of such Real Property.

            (c) ENVIRONMENTAL ASSESSMENTS. If Lender has reasonable grounds to believe that an adverse environmental event which could have a Material Adverse Effect has occurred with respect to any Unencumbered Eligible Property, after reasonable notice by the Lender, whether or not a Default or an Event of Default shall have occurred, the Lender may determine that the affected Unencumbered Eligible Property no longer qualifies as an Unencumbered Eligible Property; provided that prior to making such determination, the Lender shall give the Borrowers' Representative (i) reasonable notice and the opportunity to obtain one or more environmental assessments or audits of such Unencumbered Eligible Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Lender, which approval will not be unreasonably withheld, to evaluate or confirm (A) whether any Release of Hazardous Materials has occurred in the soil or water at such Unencumbered Eligible Property and (B) whether the use and operation of such Unencumbered Eligible Property materially complies with all Environmental Laws (including not being subject to a matter that is a material environmental event) and (ii) if such assessments or audits discloses that a Release has occurred, a reasonable period to clean up or remediate such condition in accordance with applicable Environmental Laws unless such Release could reasonably be expected to have a Material Adverse Effect on the operation, value or financeability of such Property, in which event the consent of the Lender must be obtained. Such assessments and audits will then be used by the Lender to determine whether a Material Adverse Effect has in fact occurred with respect to such Unencumbered Eligible Property. All such environmental assessments shall be at the sole cost and expense of the Borrowers.

      6.12. CHANGES IN GAAP. In the event of a change in GAAP which would cause the financial covenants set forth in Section 7.1 to provide less protection to Lender or be more restrictive for the Borrowers than presently provided for hereunder, cause such financial covenants to be reset, in good faith, by Lender and the Borrowers to maintain the protection to each Lender equivalent to that in place prior to such change and Lender and each Borrower shall execute one or more amendments to this Agreement to effect such reset.

      6.13. NYSE LISTING. Cause Lexington at all times to keep its common stock duly listed on the NYSE and to file all reports on a timely basis required by the NYSE.

      6.14. INTENTIONALLY OMITTED.

      6.15. MANAGEMENT OF BORROWER AND UNENCUMBERED ELIGIBLE PROPERTY. Insure that the management of Lexington shall be self-directed and self-administered.

      6.16. SUBORDINATION OF PAYABLES TO AFFILIATES. After the occurrence and continuance of a Default or Event of Default, make no payments on any loans owed by any Borrower or Guarantor to any Affiliate or Subsidiary and all such amounts shall be fully subordinated to the Loans pursuant to the terms of an agreement in form and substance satisfactory to the Lender.

      6.17. SUBORDINATED DEBT. Not amend, modify or obtain a waiver of any provision of any document or instrument evidencing or relating to subordinated indebtedness (including, but not limited to the $25,000,000 of exchangeable notes issued by LCIF in March, 1997) which would move up the maturity date on such subordinated indebtedness prior to the Revolving Credit Termination Date or otherwise have a Material Adverse Effect on the Lender, or purchase, redeem (except redemptions made in connection with the conversion of any subordinate indebtedness to preferred stock or common stock pursuant to the terms of the documentation evidencing such subordinated indebtedness), retire or otherwise acquire or make any payment or prepayment of the principal of or any other amount owing in respect of any subordinated indebtedness except for payments (but not prepayments) permitted or required under the present provisions of the documentation evidencing the subordinated indebtedness (without amendment) and redemptions of the exchangeable notes and prepayments made with proceeds of the Loans, or incur subordinated indebtedness after the Closing Date, without the prior written consent of Lender, which consent will not be unreasonably withheld under the provisions of documentation approved by the Lender.

      6.18. ERISA NOTICES. Deliver or cause to be delivered to the Lender, at such Borrower's expense, the following information and notices as soon as reasonably possible, and in any event:

            (a) within thirty (30) Business Days after Borrower or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of the Borrower describing such Termination Event and the action, if any, which such Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

            (b) within thirty (30) Business Days after the Borrower knows or has reason to know that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of Code) has occurred, a statement of the chief financial officer of the Borrower describing such transaction and the action which the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

            (c) within thirty (30) Business Days after the filing of the same with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Plan;

            (d) within thirty (30) Business Days after receipt by such Borrower or any ERISA Affiliate of each actuarial report for any Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

            (e) within thirty (30) Business Days after the filing of the same with the IRS, a copy of each funding waiver request filed with respect to any Plan and all communications received by such Borrower or any ERISA Affiliate with respect to such request;

            (f) within thirty (30) Business Days after the occurrence any material increase in the benefits of any existing Plan or Multiemployer Plan or the establishment of any new Plan or the commencement of contributions to any Plan or Multiemployer Plan to which such Borrower or any ERISA Affiliate to which such Borrower or any ERISA Affiliate was not previously contributing, notification of such increase, establishment or commencement;

            (g) within thirty (30) Business Days after such Borrower or any ERISA Affiliate receives notice of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer a Plan, copies of each such notice;

            (h) within thirty (30) Business Days after such Borrower or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

            (i) within thirty (30) Business Days after such Borrower or any ERISA Affiliate receives notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

            (j) within thirty (30) Business Days after such Borrower or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of Code on or before the due date for such installment or payment, a notification of such failure; and

            (k) within thirty (30) Business Days after such Borrower or any ERISA Affiliate knows or has reason to know (i) a Multiemployer Plan has been terminated, (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, notification of such termination, intention to terminate or institution of proceedings.

      6.19. ERISA COMPLIANCE. Cause, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

      6.20. PAYMENT OF TAXES AND CLAIMS (a) Pay or cause to be paid, and cause each of its Subsidiaries to pay or cause to be paid, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its property or assets or in respect of any of its franchises, licenses, receipts, sales, use, payroll, employment, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien on an Unencumbered Eligible Property (other than a Lien permitted by Section 7.7) ; provided, however, that no such taxes, assessments, fees and governmental charges referred to in clause
(i) above or claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

      6.21. INTER-BORROWER OR GUARANTOR ADVANCES OF LOAN PROCEEDS Cause all transfers of Loan proceeds from one Borrower or Guarantor to another or any Affiliate or Subsidiary thereof to be documented and treated for all purposes by the lending and receiving Borrower or Guarantor, Affiliate or Subsidiary as an intercorporate loan transaction.

      6.22. SOLVENCY OF GUARANTORS. Lexington, LCIF or LCIFII shall cause each of the Guarantors to remain Solvent and shall provide each of the Guarantors with such funds and assets as such Guarantor shall require in the operation of its business, all in consideration of such Guarantor's execution and delivery of its Guaranty.

      6.23. NO AMENDMENTS TO CERTAIN DOCUMENTS. The Borrowers will not, and will not permit any Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership, articles of incorporation, by-laws or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Lender, if such changes would adversely affect Lexington's REIT status or otherwise materially adversely affect the rights of the Lender hereunder or under any other Loan Document.

      6.24. YEAR 2000. The Borrowers and each Guarantor and their Subsidiaries shall notify the Lender promptly upon detecting any occurrence whereby the representation contained in Section 4.18 above becomes untrue.

      SECTION 7. NEGATIVE COVENANTS

      Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect or any Note remains outstanding and unpaid or any other amount is owing to Lender hereunder or under any other Loan Document, such Borrower shall not and shall not permit any Guarantor to directly or indirectly:

      7.1. FINANCIAL COVENANTS. Fail to comply with the covenants set forth in this Section 7.1 on a consolidated basis, tested as of the end of each fiscal quarter.

            (a) MINIMUM ESTIMATED NET WORTH OF BORROWERS AND GUARANTORS. Suffer or permit the Minimum Estimated Net Worth of the Borrowers on a consolidated basis to be less than the aggregate of (i) $350,000,000, plus (ii) 75% of the Net Securities Proceeds of all issues of any Common Shares, Preferred Shares or other equity securities by Lexington in one or more transactions received after the date hereof, excluding Net Securities Proceeds used to redeem Preferred Shares or other equity securities of Lexington.

            (b) DEBT SERVICE COVERAGE. Suffer or permit the ratio of EBIDA less non-incremental revenue generating capital expenditures to Debt Service obligations (including principal and interest on the Loans) for the two (2) most recent fiscal quarters to be less than 1.60:1.0 from the date of closing through the Revolving Credit Termination Date, all as determined within 60 days of the close of each fiscal quarter.

            (c) MAXIMUM TOTAL DEBT TO CAPITALIZED VALUE. Suffer or permit Total Debt to Capitalized Value to exceed 65%.

            (d) MINIMUM UNENCUMBERED LIQUIDITY. Suffer or permit the total sum of (i) unrestricted cash, (ii) unrestricted Cash Equivalents and (iii) Current Availability under the Revolving Credit Commitment, to be less than $2,500,000 on a consolidated basis.

            (e) MAXIMUM SECURED RECOURSE DEBT TO CAPITALIZED VALUE. Suffer or permit secured Recourse debt in respect of money borrowed or guarantees in respect thereof by the Borrowers and Guarantors on a consolidated basis to (i) exceed (a) 7.5% of Capitalized Value from the date of closing through September 30, 2002 and (b) 5% from October 1, 2002 through the Revolving Credit Termination Date or (ii) have a scheduled maturity date prior to the Revolving Credit Termination Date (other than the maturity date of $25,000,000 of exchangeable notes issued by LCIF in March 1977 (the "LCIF Debt")). The maximum Loan to Value of secured Recourse debt for any Property as of the date such secured Recourse debt is incurred, (excluding the LCIF Debt or any renewal or replacement thereof up to $25,000,000), shall not exceed 75% (value for purposes of the foregoing shall be determined by multiplying the net operating income for the two (2) most recent fiscal quarters for such Property as of the date such secured Recourse debt is incurred by two (2) and dividing by 9.5%). Such net operating income shall be adjusted for any newly acquired Property or any Property as to which two (2) fiscal quarters of earnings information is not available in accordance with the last two (2) sentences of Section 7.2 below.

            (f)   MAXIMUM PERMITTED INVESTMENTS. Suffer or permit investments in
(i) notes or mortgages or (ii) unimproved real estate to exceed 5% of Capitalized Value in each case.

            (g) INTEREST RATE PROTECTION. Fail to maintain in effect interest rate protection arrangements, in form and substance reasonably satisfactory to Lender, for all variable rate Indebtedness in excess of 12.5% of Capitalized Value, providing for the rate of interest applicable to such indebtedness to be capped at a rate satisfactory to Lender. Such arrangements shall be maintained in full force and effect until all Obligations are repaid in full or until and so long as variable rate Indebtedness shall be less than 12.5% of Capitalized Value.

            (h) LIMITATION ON CONSTRUCTION ACTIVITY. Have construction in process (defined as total estimated completed cost of new construction, expansions and redevelopment in process, excluding tenant improvements and property renovation and refurbishment) whose value exceeds 10% of Capitalized Value.

            (i) MINIMUM FIXED CHARGE COVERAGE. Suffer or permit the ratio of EBIDA less non-incremental revenue generating capital expenditures to Debt Service plus dividends on Preferred Stock or other preferred securities for the two (2) most recent fiscal quarters to be less than 1.50 to 1.0.

            (j) LIMITATIONS ON DISTRIBUTIONS TO FFO. Suffer or permit distributions to shareholders of Lexington to exceed 85% of Lexington's funds from operations over the four (4) most recent fiscal quarters. Notwithstanding the foregoing, Lexington may make distributions that are necessary to preserve its REIT status.

            (k) JOINT VENTURE OWNERSHIP INTEREST. Suffer or permit Joint Venture Ownership Interest Value to exceed 15% of Capitalized Value at the end of any fiscal quarter.

      7.2 COVENANT CALCULATIONS. For purposes of Section 7.1 hereof (with the exception of subsections 7.1(b) and 7.1(i)), EBIDA and Unencumbered Eligible Property NOI (and all defined terms and calculations using such terms) shall be adjusted to (i) deduct the actual results of any Property disposed of by a Borrower or Guarantor during the relevant fiscal period, and (ii) include the pro forma results of any Property (including sale/leasebacks) acquired by a Borrower or Guarantor or any existing Property on which new construction is completed, in each case during the relevant fiscal period, with such pro forma results being calculated by (x) using the Borrower's or Guarantor's pro forma projections for such acquired Property, subject to the Lender's reasonable approval, if such Property has been owned by a Borrower or Guarantor for less than the relevant fiscal period or (y) using the actual results for such acquired Property and adjusting such results for the appropriate period of time required by the applicable financial covenant, if such Property has been owned by a Borrower or a Guarantor for at least one complete fiscal quarter.

      7.3.  RESTRICTED PAYMENTS.

            (a) Declare, make or pay any Restricted Payment while any Event of Default is continuing either before or after giving effect to such Restricted Payment, unless Borrowers have sufficient funds or availability under its credit facilities (including this Agreement) to pay the next installment of principal or interest payable in respect of the Obligations and except for minimum distributions necessary to maintain Lexington's REIT status; or

            (b) While any Event of Default is continuing, make any payment of Indebtedness of Borrowers in contravention of the terms of any agreement or instrument subordinating or purporting to subordinate any rights to receive payments in respect of any Indebtedness of Borrowers to any rights to receive payments under this Agreement.

      7.4.  DISSOLUTION; MERGER; SALE OF ASSETS; TERMINATION AND OTHER ACTIONS.

            Become a party to any dissolution, merger, consolidation or reorganization without the approval of the Lender; or (b) convey, sell, lease or otherwise dispose of (i) any of the Unencumbered Eligible Properties unless withdrawn under Section 2.20 or (ii) any substantial part of its property or assets (other than the Unencumbered Eligible Properties) unless, in the case of this clause (b), no Default or Event of Default results therefrom.

      7.5. TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction directly or indirectly with or for the benefit of any Affiliate of any Borrower or Guarantor, other than (i) in the ordinary course of business and
(ii) for fair consideration and on terms no less favorable to any Borrower or Guarantor than are available in an arm's-length transaction from unaffiliated third parties.

      7.6. ACCOUNTING CHANGES. Make any significant change in accounting treatment and reporting practices, except as required by GAAP or with which Borrowers' or Guarantors' independent certified public accountants have agreed. Such Borrower or Guarantor shall advise Lender sufficiently in advance of any change to permit representatives of Lender to discuss the proposed change with the officers of such Borrower or Guarantor.

      7.7. NO LIENS. Until withdrawal under Section 2.20, suffer or permit after the date hereof any Lien on any Unencumbered Eligible Property other than Permitted Exceptions or Customary Permitted Liens.

      7.8. FISCAL YEAR. Change the fiscal year end of any Borrower or Guarantor from December 31 to any other date without the prior written consent of Lender.

      7.9. CHIEF EXECUTIVE OFFICE. Change the name of any Borrower or Guarantor or the chief executive office of such Borrower or Guarantor or the address where such Borrower's or Guarantor's books and records are maintained unless such Borrower or Guarantor gives Lender prompt written notice of any such change thereafter.

         7.10. SELF-DIRECTED REIT. Suffer or permit Lexington to be other than self-directed and self-administered or fail to obtain the consent of Lender prior to any change to third-party management or leasing.

         7.11. LIMITATIONS ON CERTAIN ACTIVITIES. Except in connection with withdrawals of Unencumbered Eligible Properties under Section 2.20 or sales, transfers or encumbrances to another Borrower or Guarantor (i) no sale, transfer, pledge or assignment of more than 49% of the ownership interests in any of the Borrowers or Guarantors excluding Lexington; and (ii) no material changes in any Borrower's or Guarantor's business of owning, managing and investing in predominantly (75% or more by value) net-lease, office, industrial and retail properties.

         7.12. DISTRIBUTIONS. Suffer or permit Lexington to use any portion of the Loans to make any distributions to partners or shareholders which exceed 95% of the greater of Lexington's (a) Funds From Operations or (b) taxable income.

         7.13. ERISA. No Borrower, Guarantor nor any of its Subsidiaries or ERISA Affiliates shall:

                  (a) engage in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                  (b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Plan, whether or not waived;

                  (c) fail to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

                  (d) terminate any Plan which would result in any liability of any Borrower or any ERISA Affiliate under Title IV of ERISA;

                  (e) fail to make any contribution or payment to any Multiemployer Plan which any Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                  (f) fail to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

                  (g) amend a Benefit Plan resulting in an increase in current liability for the plan year such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401 (a) (29) of the Code.

         7.14 COMPLIANCE WITH ENVIRONMENTAL LAWS. Do any of the following: (a) use any of its Real Property or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Materials except for quantities of Hazardous Materials used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of its Real Property any underground tank or other underground storage receptacle for Hazardous Materials except in full compliance with Environmental Laws, (c) generate any Hazardous Materials on any of its Real Property except in full compliance with Environmental Laws, or (d) conduct any activity at any Real Property or use any Real Property in any manner so as to cause a Release or a violation of any Environmental Law; provided that a breach of this covenant shall result in the exclusion of the affected Real Property from the calculation of the covenants set forth in Section 7.1, but shall only constitute an Event of Default hereof if such breach has a Material Adverse Effect on the Borrowers or Guarantors, taken as a whole, or materially impairs the ability of any Borrower or Guarantor to fulfill their obligations to the Lender under the Loan Documents.

         7.15. LIMITATION ON DEBT AND ACTION. Without the prior written consent of the Lender incur any Recourse debt other than (i) the Loans, (ii) the limited secured recourse debt permitted at Section 7.1(e) herein, or (iii) subordinated debt provided that the terms, conditions and level of subordination of such subordinated debt are approved by Lender (such approval in this instance not to be unreasonably withheld).

         SECTION 8. EVENTS OF DEFAULT

         8.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"):

                  (a) PAYMENTS. Any Borrower or Guarantor shall fail to pay any principal of or interest on any Note or Loan within ten (10) days after the due date thereof, or any other amount payable hereunder shall not be paid within ten
(10) days after notice from Lender; or

                  (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by any Borrower or Guarantor herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) CERTAIN COVENANT DEFAULTS. Any Borrower shall default in the observance or performance of any agreement contained in Section 7.1 of this Agreement and such default shall continue unremedied for a period of 45 days after notice to Borrowers' Representative by Lender; or

                  (d) CERTAIN OTHER COVENANT DEFAULTS. Any Borrower or Guarantor shall default in the observance or performance of any other covenant or provision of this Agreement or any of the other Loan Documents, and such default shall continue unremedied for the period of time set forth in such covenant or provision, if any, or, if not, a period of 30 days after notice from Lender or such longer period as may be reasonably necessary to cure such default (but in no event more than ninety (90) days in total) provided such Borrower or Guarantor commences such cure within said thirty (30) day period and diligently prosecutes same to completion; or

                  (e) CROSS-DEFAULT. Any Borrower or Guarantor shall (i) default in any payment of principal of or interest on any recourse Indebtedness, beyond the period of grace, if any, provided in the instrument or agreement under which such recourse Indebtedness was created; or (ii) default beyond applicable grace periods in the observance or performance of any other agreement or condition relating to any non-recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default beyond applicable grace periods or other event is to cause, or to permit the holder or holders non-recourse Indebtedness of such Borrower individually or together with defaults beyond applicable grace periods of other Borrowers to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity.

                  (f) QUALIFICATION AS REIT. Lender shall have determined in good faith, and shall have so given notice to Borrowers' Representative that Lexington has at any time ceased to qualify, or has not qualified, as a real estate investment trust for any of the purposes of the provisions of the Code applicable to real estate investment trusts; provided, however, that no Event of Default under this Section (f) shall be deemed to have occurred and be continuing if, within thirty (30) days after notice of any such determination is given Borrowers' Representative shall have furnished Lender with an opinion of Borrowers' Representative's tax counsel (who shall be reasonably satisfactory to Lender provided that the Lender may not unreasonably withhold its approval) to the effect that the Lexington is then in a position to so qualify, or has so qualified, as the case may be, which opinion shall not contain any material qualification unsatisfactory to the Lender; or

                  (g) INSOLVENCY, ETC. There shall be an Insolvency Event with respect to any Borrower or Guarantor; or

                  (h) ERISA. (i) Any Borrower, Guarantor or ERISA Affiliate shall engage in any "PROHIBITED TRANSACTION" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "ACCUMULATED FUNDING DEFICIENCY" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Termination Event shall occur or (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could subject any Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Borrower or Guarantor and any of the foregoing are not corrected or cured within 30 days after notice to such Borrower or Guarantor; or

                  (i) CERTAIN JUDGMENTS. One or more judgments or decrees shall be entered against any Borrower or Guarantor involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (j) MANAGEMENT. Prior to the Revolving Credit Termination Date any change in the identity of the persons holding a majority of the Board of Trustees of Lexington (other than due to death, retirement, disability or similar causes and so long as the replacement trustee is approved by the remaining trustees who were trustees prior to such change in the composition of the Board of Trustees) without Lender approval.

                  (k) LOAN DOCUMENTS. From and after the Closing Date, any Loan Document shall be terminated or otherwise shall cease to be in full force and effect except in accordance with this Agreement or shall cease to give the Lender any Liens purported to be given thereby or any party thereto other than a Lender shall cease to be, or shall assert that it is not, bound thereby in accordance with its terms and in the case of any party other than a Borrower or Guarantor, Borrowers' Representative shall not have taken such steps as may be reasonably necessary to enforce such Loan Document promptly after notice thereof by Lender.

         8.2 REMEDIES. In the event that one or more Events of Default shall have occurred and be continuing, then (i) if such event is an Event of Default specified in paragraph (g) above, the Revolving Credit Commitment shall automatically and immediately terminate and the Obligations hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Documents shall immediately become due and payable, and
(ii) if such event is any other Event of Default, any of the following actions may be taken: (a) Lender may, by notice to Borrowers' Representative, declare the Revolving Credit Commitment to be terminated forthwith, whereupon the Revolving Credit Commitment shall immediately terminate; (b) Lender may by notice of default to Borrowers' Representative, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Document to be due and payable forthwith, whereupon the same shall immediately become due and payable or (c) Lender may exercise any other right or remedy available at law or in equity or by statute. Except as expressly provided above in Section 8.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived; or

         8.3. ANNULMENT OF ACCELERATION. If payment on the Loans and any Note is accelerated in accordance with Section 8.2 of this Agreement, then and in every such case, the Lender may by an instrument delivered to Borrowers' Representative annul such acceleration and the consequences thereof, provided, that at the time such acceleration is annulled:

                  (a) all arrears of interest on the Loans and any Note and all other sums payable in respect of the Loans and pursuant to this Agreement, any Note and each other Loan Document (except any principal of or interest or premium on the Loans and any Note and other sums which have become due and payable only by reason of such acceleration) shall have been duly paid; and

                  (b) every other Default or Event of Default shall have been duly waived or otherwise cured;

provided, further, that no such annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon. The provisions of this Section 8.3 is for the sole benefit of the Lender and is not intended to benefit any Borrower or Guarantor and does not give any Borrower or Guarantor the right to require Lender to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

         8.4. COOPERATION BY EACH BORROWER AND GUARANTOR. To the extent that it lawfully may, each Borrower agrees and shall cause each Guarantor to agree that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or of any Note or any other Loan Document.

         SECTION 9. INTENTIONALLY OMITTED

         SECTION 10. GENERAL

         10.1. AMENDMENTS AND WAIVERS. Unless otherwise provided for or required in this Agreement, no amendment or modification of any provision of this Agreement or any of the other Loan Documents shall be effective without the written agreement of the Lender and the Borrowers' Representative. No termination or waiver of any provision of this Agreement or any of the other Loan Documents, or consent to any departure by any Borrower or Guarantor therefrom, shall be effective without the written concurrence of the Lender, which Lender shall have the right to grant or withhold in their sole discretion. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower or Guarantor in any specific instance shall entitle such Borrower or Guarantor to any other or further notice or demand in similar or other circumstances.

         10.2 MARSHALING; PAYMENTS SET ASIDE. Lender shall not be under any obligation to marshall any assets in favor of any Borrower or Guarantor or any other party or against or in payment of any or all of the Obligations. To the extent that such Borrower or Guarantor makes a payment or payments to the Lender or any such Person exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         10.3 COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against each Borrower and Lender on the Closing Date. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern.

         10.4 DISCLAIMER BY LENDER. Lender shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer, tenant or other party for services performed or materials supplied in connection with any work performed on any of the Properties. Lender shall not be liable for any debts or claims accruing in favor of any such parties against any Borrower or Guarantor or others or against any of the Properties. No Borrower is nor shall be an Lender of the Lender for any purposes and the Lender, shall not be deemed a partner or joint venturer with any Borrower or Guarantor or any of its Affiliates or Subsidiaries. Lender shall not be deemed to be in privity of contract with any contractor or provider of services to any of the Properties, nor shall any payment of funds directly to a contractor or subcontractor or provider of services be deemed to create any third party beneficiary status or recognition of same by Lender and each of the Borrowers agree to hold the Lender harmless from any of the damages and expenses resulting from such a construction of the relationship of the parties or any assertion thereof.

         10.5 NOTICES; CERTAIN PAYMENTS. (a) All notices, consents and other communications to Borrowers, Lender or any Lender relating hereto to be effective shall be in writing and shall be deemed made (i) if by certified mail, return receipt requested, four (4) Business Days after deposit in the United States mail, or if by facsimile, when received (in each case unless otherwise specified in this Agreement), (ii) if delivered by hand or overnight courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other in the manner set forth in this Section 10.10; (x) any Borrower or Guarantor or the Borrowers' Representative: c/o Lexington Corporate Properties Trust, 355 Lexington Avenue, New York, New York 10017 Attention : T. Wilson Eglin with a copy to Richard C. Hamlin, Esq., Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022; or to (y) Lender: Fleet National Bank, 100 Federal Street, Boston, Massachusetts 02110 Attention: James B. McLaughlin with a copy to Lorne W. McDougall, Esq., Edwards & Angell, LLP, 101 Federal Street, Boston, MA 02110; or to (z) any Lender: at the address set forth below each Lender's name on the signature pages hereof or the signature page of any applicable Assignment and Acceptance.

                  (b) All payments on account of the Loans and the Note pursuant hereto or pursuant to the other Loan Documents shall be made for the account of Lender at: By mail: Fleet National Bank, 100 Federal Street, Boston, Massachusetts 02110, Mail Code MA DE 10009A, Attn: Dwayne Nelson. By wire: Fleet National Bank, ABA #011-000-138, Credit Account #15103566156, Re: Lexington
Attn: Dwayne Nelson (617) 434-2098.

                  (c) Notices to the Lender pursuant to Section 2 or 9 shall not be effective until received by the Lender.

Lender may by written notice to Borrowers' Representative specify or change its account and address for payment instructions hereunder.

         10.6 NO WAIVERS; CUMULATIVE REMEDIES; ENTIRE AGREEMENT; HEADINGS. No action, failure, delay or omission by Lender in exercising any rights and remedies under this Agreement, any Note or any other Loan Document, or otherwise, shall constitute a waiver of, or impair, any of the rights or privileges of Lender hereunder or thereunder. No single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercises of any other right or remedy. Such rights and remedies are cumulative and not exclusive of any rights and remedies provided by law or otherwise available, including, but not limited to, rights to specific performance (to the extent permitted by law) or any covenant or agreement contained in this Agreement or any of the Loan Documents. No waiver of any such right or remedy shall be effective unless given in writing or as otherwise provided in Section 10.2. No waiver of any such right or remedy shall be deemed a waiver of any other right or remedy hereunder or thereunder. Except as otherwise specifically provided in this Agreement, every right and remedy given by this Agreement or by applicable law to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. This Agreement, Note and the other Loan Documents constitute the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement, Note and the other Loan Documents (including all covenants, representations, warranties, privileges, rights, and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by Lender or any Lender and its respective successors and assigns, except as otherwise expressly provided in this Agreement. Borrowers may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of their rights or obligations and liabilities hereunder without the prior written consent of Lender affected thereby. Subject to the provisions of Section 10.1, Lender may make, carry or transfer the Loans at, to or for the account of, any of its branch offices or the office of one or more of its Affiliates.

         10.7 SURVIVAL. The obligations of each Borrower under Sections 2.13, 2.16, 2.17, 2.18, 6.11, 10.11 and 10.13 (and all other indemnification and expense reimbursement obligations of Borrower under this Agreement) shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of such Borrower hereunder and under the other Loan Documents for a period of three (3) years after the date of such payment, except in the case of Section 6.11 and any other indemnification obligations which shall survive for a period of five (5) years; provided, however, that the Borrowers shall not be liable for any liability, claim, loss, cost or expense arising from any act or omission of any Lender or other indemnified party after the transfer of any Property by foreclosure, deed-in-lieu thereof or otherwise which doesn't arise from or deal with pre-existing conditions. The receipt by Borrowers' Representative, prior to the expiration of the above three (3) and five (5) year limitation periods, of a notice, in good faith, of any liability, claim, loss, cost or expense arising from the obligations of Borrowers referenced above shall toll the running of the above limitation periods with regard to such liability, claim, loss, cost or expense.

         10.8 PAYMENT OF EXPENSES AND TAXES. Each Borrower agrees (a) to pay or reimburse Lender within fifteen (15) Business Days after demand for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Note and any other Loan Documents or other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Lender, (b) to pay or reimburse Lender, within fifteen (15) Business Days after demand for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note and any Loan Documents, or the satisfaction or review of conditions precedent to any borrowing other than that occurring on the Closing Date, including, without limitation, reasonable fees and disbursements of counsel to Lender and (c) to pay, indemnify, and to hold Lender, and its officers, directors, employees and agents (the "Indemnified Parties") harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes the Loan Documents and any such other documents, and (d) to pay, indemnify, and hold Lender, and its officers, directors, employees and agents harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the other Loan Documents except to the extent resulting from the gross negligence or willful misconduct of any of the Indemnified Parties (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES").

         10.9 FURTHER ASSURANCES. Each Borrower and Guarantor will, on request of Lender, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed reasonably necessary, desirable or proper by Lender to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interests of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to any such Property; and (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed reasonably necessary, desirable or proper by Lender to comply with the requirements of any agency having jurisdiction over Lender.

         10.10 NO BROKERS. Each Borrower hereby agrees to indemnify Lender from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with and Borrower or any Affiliate of such Borrower in connection with the Loans. Lender agrees to indemnify each Borrower from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with Lender in connection with the Loans. The provisions of this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability (including attorneys' fees), claim or loss exists.

         10.11 CONFIDENTIALITY. Subject to Section 10.11, Lender shall hold all confidential information obtained pursuant to the requirements of this Agreement in accordance with such party's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree, transferee or participant in connection with the contemplated transfer or participation or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such offeree, transferee or participant to agree (and require any of its offerees, transferees or participants to agree) to comply with this Section
10.15. In no event shall Lender be obligated or required to return any materials furnished by any Borrower.

         10.12 CAPTIONS. The captions in this instrument are for convenience and reference only and do not define, limit or describe the scope of the provisions hereof.

         10.13 GENDER. Whenever the context so requires, reference herein to the neuter gender shall include the masculine and/or feminine gender, and the singular number shall include the plural and, in each case, vice versa.

         10.14 SUCCESSORS. The terms, covenants, agreements and conditions contained herein shall extend to, include, and inure to the benefit of and be binding upon the respective successors and assigns of each Borrower and the successors and assigns of Lender.

         10.15 ENTIRE AGREEMENT. This Agreement, the Note, the Guaranty, the Security Documents, and the other documents being executed in connection herewith express the entire understanding of the parties with respect to the transactions contemplated thereby. No modification or waiver of any provision of this Agreement, the Note, or any related documents nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver of consent shall be effective only in the specific instance, and for the purpose, for which given. No notice to, or demand on any Borrower, in any case, shall entitle such Borrower to any other or future notice of demand in the same, similar or other circumstances.

         10.16 DELAY NOT WAIVER. Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder, or under the Note, or any other instrument given as security therefor, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

         10.17 SET-OFF. Each Borrower and any Guarantor hereby grant to Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of FleetBoston Financial Corporation and its successors or assigns or in transit to any of them except for that certain Lease dated November 13, 1997 between Lepercq Corporate Income Fund L.P., as landlord and Fleet Mortgage Group, Inc., as tenant. At any time, without demand or notice (any such notice being expressly waived by each Borrower), Lender may set off the same or any part thereof and apply the same to any liability or obligation of such Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS TO REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         10.18 SEVERABILITY. In case any one or more of the provisions contained in this Agreement or any related document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and this Agreement or any such related document shall be construed as if such invalid, illegal or unenforceable provision had never been included.

         10.19 LENDER'S RIGHT TO PARTICIPATE, ASSIGN AND PLEDGE.

                  10.19.1 LENDER'S RIGHT TO SELL A PORTION OF A LOAN TO A PROSPECTIVE PARTICIPANT. Lender shall have the unrestricted right any time and from time to tie, and without the consent of or notice of any Borrower or any Guarantor, to grant to one or more Lenders or other financial institutions (each, a "Participant") participating interests in Lender's obligation to lend hereunder and/or any or all of the loans held by Lender hereunder. In the event of such grant by Lender of a participating interest to a Participant, whether or not upon notice to Borrowers, Lender shall remain responsible for the performance of its obligations hereunder and Borrowers shall remain responsible for the performance of its obligations hereunder and Borrowers shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations hereunder. Lender may furnish any information concerning Borrowers in its possession from time to time to prospective Participants, provided that Lender shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

                  10.19.2 LENDER'S RIGHT TO SELL A LOAN TO A THIRD PARTY. Lender shall have the unrestricted right at any time or from time to time and without any Borrower's or any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more Lenders or other financial institutions (each, an "Assignee"), and each Borrower and each Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as Lender shall deem necessary to effect the foregoing. In addition, at the request of Lender and any such Assignee, each Borrower shall issue one or more promissory notes, as applicable, to any such Assignee and, if Lender has retained any of its rights and obligations hereunder following such assignment, to Lender, which new promissory notes shall be issued in replacement of but not in discharge of, the liability evidenced by the promissory note held by Lender and loans held by such Assignee and Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Lender in


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connection with such assignment, and the payment by Assignee of the purchase price agreed to by Lender, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and such Assignee, and Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Assignees, provided that Lender shall require any such prospective Assignees to agree in writing to maintain the confidentiality of such information.

                  10.19.3 LENDER'S RIGHT TO PLEDGE. Lender may at any time pledge or assign all or any portion of its rights under the loan documents including any portion of the promissory note to any of the twelve (12) Federal Reserve Lenders organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341. No such pledge or assignment or enforcement thereof shall release Lender from its obligations under any of the loan documents.

         10.20 LOST OR DAMAGED LOAN DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other Loan Document, each Borrower will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

         10.21 CLAIMS AGAINST LENDER.

                  10.21.1 BORROWERS MUST NOTIFY. Lender shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of any Borrower shall have been given to Lender within six (6) months after such Borrower first had knowledge or notice of the occurrence of the event which such Borrower alleges gave rise to such claim and Lender do not remedy or cure the default, if any there be, with reasonable promptness thereafter.

                  10.21.2 REMEDIES. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay such Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Lender, where it is also so determined that Lender acted in bad faith, the payment of any actual, direct, compensatory damages sustained by such Borrower as a result thereof plus


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such Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.


         10.22 TIME OF THE ESSENCE. Time is of the essence for each provision of this Agreement and each other Loan Document.

         10.23 PLACE OF DELIVERY. Each Borrower agrees to furnish to Lender at the Lender's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

         10.24 GOVERNING LAW. This Agreement and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

         10.25 CONSENT TO JURISDICTION. Each Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of the courts in the State of New York and to the jurisdiction of any court sitting in the province in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Loan. Each Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that such Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Each Borrower hereby agrees and consents that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any court sitting in the State of New York may be made by certified or registered mail, return receipt requested, directed to Borrowers' Representative at its address for notice stated in the Loan Documents, or at a subsequent address of which Lender received actual notice from Borrowers' Representative in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against any Borrower in any other court or jurisdiction.

         10.26 JURY TRIAL WAIVER.

         EACH BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTION OF LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW,

EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT IN THE EVENT OF LITIGATION SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

         10.27 USE OF PROCEEDS (REGULATION U). No portion of the proceeds of the loan shall be used, in whole or in part, for the purpose of the purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         10.28 INTEGRATION. This Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement. This Agreement may not be amended or modified except by Borrower and Lender.

         SECTION 11. THE BORROWERS' REPRESENTATIVE

         11.1. APPOINTMENT OF BORROWERS' REPRESENTATIVE.

                  (a) Each Borrower hereby irrevocably designates and appoints Lexington (sometimes referred to in this Agreement as Borrowers' Representative), as its agent under this Agreement and the Loan Documents and the other documents or instruments delivered pursuant to or in connection herewith or therewith and each Borrower hereby authorizes Lexington, for such Borrower, to take such action on behalf of such Borrower under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Lexington or Borrowers' Representative by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto.

                  (b) Lender shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the Borrowers' Representative in connection with this Agreement or any of the Loan Documents and upon advice and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Borrowers' Representative in connection with the Loan Documents.


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

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
   -----------------------------------------
     T. Wilson Eglin
     Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

BY:      LEX GP-1, Inc. its general partner

         By:  /s/ T. Wilson Eglin
             -------------------------------
              T. Wilson Eglin
              Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

BY:      LEX GP-1, Inc., its general

         By:  /s/ T. Wilson Eglin
             -------------------------------
              T. Wilson Eglin
              Its: Vice President


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

                                                                REVOLVING CREDIT
LENDER:                           ADDRESS:                         COMMITMENT
FLEET NATIONAL BANK               100 Federal Street             $35,000,000
                                  Boston, Massachusetts 02110
By: /s/ James B. McLaughlin
   ----------------------------
        James B. McLaughlin


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

                   ACKNOWLEDGMENT BY BORROWERS' REPRESENTATIVE


        We hereby acknowledge and accept the designation of Borrowers' Representative and agree to discharge the duties and responsibilities of Borrowers' Representative as set forth in the Loan Agreement until the Loans are paid in full.



                      LEXINGTON CORPORATE PROPERTIES TRUST


                                          By:  /s/ T. Wilson Eglin
                                             -----------------------------------
                                               T. Wilson Eglin
                                               Its:  President


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